                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  VIACOM INC.
- - --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                  VIACOM INC.
- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                  VIACOM (R)

                                                               April 28, 1995

Dear Stockholder:

  You are cordially invited to attend the 1995 Annual Meeting of Stockholders of Viacom Inc., which will be held at Alice Tully Hall, Lincoln Center, 65th Street and Broadway, New York, New York at 9:30 a.m. on Thursday, May 25, 1995. Holders of Viacom Inc. Class A Common Stock are being asked to vote on the matters listed on the enclosed Notice of 1995 Annual Meeting of Stockholders.

  National Amusements, Inc., which owns approximately 61% of the Class A Common Stock, has advised the Company that it intends to vote its shares of Class A Common Stock for these matters. Therefore, approval of these matters by the stockholders of the Company is assured.

  I hope you will be able to attend the Annual Meeting. However, if you hold shares of Class A Common Stock, we urge you to mark, sign and return the enclosed proxy card promptly, even if you anticipate attending in person, to ensure that your shares of Class A Common Stock will be represented at the Annual Meeting. If you do attend, you will, of course, be entitled to vote such shares in person.

  IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND HOLD REGISTERED SHARES OF COMMON STOCK, YOU SHOULD MARK THE APPROPRIATE BOX ON THE ENCLOSED PROXY CARD (FOR HOLDERS OF CLASS A COMMON STOCK) OR TICKET REQUEST FORM (FOR HOLDERS OF CLASS B COMMON STOCK) AND AN ADMISSION TICKET WILL BE SENT TO YOU. IF YOU HOLD COMMON STOCK BENEFICIALLY AND PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU MUST OBTAIN AN ADMISSION TICKET IN ADVANCE BY SENDING A WRITTEN REQUEST, ALONG WITH PROOF OF OWNERSHIP, SUCH AS A BANK OR BROKERAGE FIRM ACCOUNT STATEMENT, TO THE MANAGER--INVESTOR RELATIONS, VIACOM INC., 1515 BROADWAY, 45TH FLOOR, NEW YORK, NEW YORK 10036.

  Thank you, and I look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Sumner M. Redstone
                                          Sumner M. Redstone
                                          Chairman of the Board

                                  VIACOM (R)

                               -----------------

                                  VIACOM INC.

                         NOTICE OF 1995 ANNUAL MEETING
                              AND PROXY STATEMENT

                               -----------------

To Viacom Inc. Stockholders:

  The Annual Meeting of Stockholders of Viacom Inc. will be held at Alice Tully Hall, Lincoln Center, 65th Street and Broadway, New York, New York at 9:30 a.m. on May 25, 1995. The principal business of the meeting will be consideration of the following matters:

    1. The election of 13 directors;

    2. The approval of amendments to the Viacom Inc. 1989 and 1994 Long-Term Management Incentive Plans;

    3. The approval of the Viacom Inc. 1994 Stock Option Plan for Outside Directors;

    4. The approval of the appointment of independent accountants for 1995;
  and

    5. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

                                       By order of the Board of Directors,

                                       /s/ Philippe P. Dauman
                                       Philippe P. Dauman
                                       Secretary

April 28, 1995

                                ---------------

                                PROXY STATEMENT

                                ---------------

  The enclosed Proxy is being solicited by the Board of Directors of Viacom Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held May 25, 1995. The Proxy may be revoked at any time prior to being voted upon by written notice to the Secretary of the Company, by submission of a Proxy bearing a later date or by voting in person at the meeting. Each valid and timely Proxy not revoked will be voted at the meeting in accordance with instructions thereon or if no instructions are specified thereon, then the Proxy will be voted for the election of the 13 nominated directors, the approval of the proposed amendments to the Viacom Inc. 1989 and 1994 Long-Term Management Incentive Plans (the "LTMIP Amendments"), the approval of the Viacom Inc. 1994 Stock Option Plan for Outside Directors (the "1994 Outside Directors' Plan") and the approval of the appointment of Price Waterhouse LLP as the Company's independent accountants for 1995. A plurality of the votes cast is required for the election of directors. The affirmative vote of a majority of the votes cast is required for the approval of the LTMIP Amendments, the 1994 Outside Directors' Plan and the appointment of the independent accountants. Abstentions and broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote.

  Holders of shares of the Company's Class A Common Stock, $0.01 par value ("Class A Common Stock"), on the books of the Company at the close of business on April 3, 1995 are entitled to notice of and to vote at the Annual Meeting. The Company then had outstanding 74,693,868 shares of Class A Common Stock, each of such shares being entitled to one vote, and 285,025,132 shares of non-voting Class B Common Stock, $0.0l par value ("Class B Common Stock" and, together with the Class A Common Stock, "Common Stock").

  As of April 3, 1995, National Amusements, Inc. ("NAI"), a closely held corporation that owns and operates more than 900 movie screens in the U.S. and the U.K., owned approximately 61% of the Class A Common Stock and approximately 26% of the outstanding Class A Common Stock and Class B Common Stock on a combined basis. Sumner M. Redstone, the controlling stockholder of NAI, is the Chairman of the Board of the Company.

  NAI has advised the Company that it intends to vote all of its shares of Class A Common Stock in favor of the election of the 13 nominated directors and the approval of the LTMIP Amendments, the 1994 Outside Directors' Plan and the appointment of Price Waterhouse LLP as the Company's independent accountants for 1995; such action by NAI is sufficient to elect such directors and approve the LTMIP Amendments, the 1994 Outside Directors' Plan and the appointment of independent accountants without any action on the part of any other holder of Class A Common Stock.

  The Company was organized in Delaware in 1986 for the purpose of acquiring Viacom International Inc. ("Viacom International"). On March 11, 1994, the Company acquired a majority of the outstanding shares of Paramount Communications Inc. ("Paramount Communications") by tender offer; on July 7, 1994, Paramount Communications became a wholly owned subsidiary of the Company (the "Paramount Merger"), and, on January 3, 1995, Paramount Communications was merged into Viacom International. On September 29, 1994, Blockbuster Entertainment Corporation ("Blockbuster") merged with and into the Company (the "Blockbuster Merger" and, together with the Paramount Merger, the "Mergers").

  The complete mailing address of the principal executive offices of the Company is 1515 Broadway, New York, New York 10036. The Company intends to commence its distribution of the Proxy Statement and the Proxy on or about April 28, 1995.

                             ELECTION OF DIRECTORS

  The election of 13 directors of the Company is proposed, each to hold office for one year and until his or her successor is elected and qualified. The persons named in the enclosed Proxy will vote the shares of Class A Common Stock covered by such Proxy for the election of the nominees set forth below, unless instructed to the contrary. Each nominee is now a member of the Board of Directors of the Company. If, for any reason, any of said nominees becomes unavailable for election, the holders of the Proxies may exercise discretion to vote for substitutes proposed by the Board. Management has no reason to believe that the persons named will be unable to serve if elected or decline to do so.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

  Set forth below is certain information concerning each nominee for director of the Company. All of the nominees are currently directors of the Company.

       NOMINEE FOR   COMPANY OFFICES AND
        DIRECTOR*   PRINCIPAL OCCUPATION**
       -----------  ----------------------

George S. Abrams....  Associated with Winer & Abrams, a law firm located in
 Age 63                Boston, Massachusetts, for more than five years. Mr.
Director since 1987    Abrams is the former General Counsel and Staff Director
                       of the United States Senate Judiciary Committee on
                       Refugees. He is also a member of the Boards of Trustees and Visiting Committees of a number of art museums, art-related organizations and educational institutions.
                       Mr. Abrams is a director of NAI.

Steven R. Berrard...  President, Chief Executive Officer of the Blockbuster
 Age 40                Entertainment Group ("BEG"), a division of the Company,
Director since 1994    since September 1994. Mr. Berrard served as President,
                       Chief Operating Officer of Blockbuster from January
                       1993 to September 1994 and Vice Chairman of the Board of Blockbuster from May 1989 to September 1994.
                       Mr. Berrard joined Blockbuster in June 1987 as Senior
                       Vice President, Treasurer and Chief Financial Officer and served as a director of Blockbuster from May 1989 to September 1994. Mr. Berrard has been President and
                       Chief Executive Officer and a director of Spelling
                       Entertainment Group, Inc. ("Spelling") since April
                       1993. He is also a director of Discovery Zone, Inc.
                       ("Discovery Zone").

Frank J. Biondi,      President, Chief Executive Officer of the Company since
Jr..................   July 1987. From November 1986 to July 1987, Mr. Biondi
 Age 50                was Chairman, Chief Executive Officer of Coca-Cola
Director since 1987    Television and, from 1985, Executive Vice President of
                       the Entertainment Business Sector of The Coca-Cola
                       Company. Mr. Biondi joined Home Box Office in 1978 and held various positions there until his appointment as President, Chief Executive Officer in 1983. In 1984, he was elected to the additional position of Chairman and continued to serve in such capacities until October
                       1984. Mr. Biondi became a director of Spelling in November 1994. He is also a director of Maybelline, Inc.

Philippe P. Dauman..  Executive Vice President, General Counsel, Chief
 Age 41                Administrative Officer and Secretary of the Company
Director since 1987    since March 1994. From February 1993 to March 1994, Mr.
                       Dauman served as Senior Vice President, General Counsel and Secretary of the Company. Prior to that, Mr. Dauman was a partner in the law firm of Shearman & Sterling in New York, which he joined in 1978. Mr. Dauman is a director of NAI and became a director of Spelling in November 1994.

William C.            Retired Chairman of the Board and Chief Executive
Ferguson............   Officer of NYNEX Corporation ("NYNEX") since April 1,
 Age 64                1995. Mr. Ferguson served as Chairman of the Board and
Director since 1993    Chief Executive Officer of NYNEX from October 1989 to
                       April 1, 1995. He served as Vice Chairman of the Board of NYNEX from 1987 to 1989 and as President and Chief
                       Executive Officer from June to September 1989. He has served as a director of NYNEX since 1987. Mr. Ferguson is also a director of CPC International, Inc. and General Re Corporation.

       NOMINEE FOR   COMPANY OFFICES AND
        DIRECTOR*   PRINCIPAL OCCUPATION**
       -----------  ----------------------
H. Wayne Huizenga...  Vice Chairman of the Company and Chairman of BEG since
 Age 57                September 1994. Mr. Huizenga served as Chairman of the
Director since 1993    Board and Chief Executive Officer of Blockbuster from
                       April 1987 to September 1994. He served as President of
                       Blockbuster from April 1987 until June 1988. From May
                       1984 to the present, Mr. Huizenga has been an investor
                       in other businesses and is the sole stockholder and
                       Chairman of the Board of Huizenga Holdings, Inc.
                       ("Huizenga Holdings"), a holding and management company
                       with various business interests. In connection with
                       these business interests, Mr. Huizenga has been
                       actively involved in strategic planning for, and
                       executive management of, these businesses. He also has
                       a majority ownership interest in the Florida Marlins
                       Baseball, Ltd. (the "Florida Marlins"), a Major League
                       Baseball sports franchise, and owns the Florida
                       Panthers Hockey Club, Ltd. (the "Florida Panthers"), a
                       National Hockey League sports franchise, the Miami
                       Dolphins, Ltd., a National Football League sports
                       franchise, and Robbie Stadium Corporation and certain
                       affiliated entities (collectively, the "Stadium
                       Companies"), which own and operate the Joe Robbie
                       Stadium in South Florida. Mr. Huizenga has been
                       Chairman of the Board of Spelling since April 1993. He
                       is also a director of Discovery Zone.

George D. Johnson,    Mr. Johnson served as President, Retail Operations of
Jr..................   BEG from September 1994 to December 31, 1994 and
 Age 52                continues to provide consulting services to BEG. Mr.
Director since 1994    Johnson served as a director and President, Domestic
                       Consumer Division of Blockbuster from August 1993 until
                       September 1994. From 1987 to August 1993, he was
                       managing general partner of WJB Video Limited
                       Partnership ("WJB"), which prior to its merger with
                       Blockbuster in August 1993 was Blockbuster's largest
                       franchise owner. From 1967 through 1987, Mr. Johnson
                       served as Counsel to the law firm of Johnson, Smith,
                       Hibbard & Wildman in Spartanburg, South Carolina. Mr.
                       Johnson is a director of Discovery Zone. He is also a
                       director of Duke Power Company.

Ken Miller..........  Vice Chairman of C.S. First Boston since June 1994. Mr.
 Age 52                Miller served as President, Chief Executive Officer of
Director since 1987    The Lodestar Group, an investment firm, from 1988 to
                       June 1994. He was Vice Chairman of Merrill Lynch
                       Capital Markets during 1987 and a Managing Director of
                       Merrill Lynch Capital Markets for more than the
                       preceding five years. Mr. Miller is a director of
                       Kinder-Care Learning Centers, Inc.

Brent D. Redstone...  Attorney residing in Denver, Colorado. Mr. Redstone is a
 Age 44                member of the Board of Directors of the American
Director since 1991    Prosecutors Research Institute, located in Alexandria,
                       Virginia. He served as Assistant District Attorney for
                       Suffolk County, Massachusetts from 1976 to October
                       1991. Mr. Redstone is a director of NAI.

Shari Redstone......  Executive Vice President of NAI since 1994. Prior to
 Age 41                that, during 1994, she served as Vice President,
Director since 1994    Corporate Planning and Development of NAI. Ms. Redstone
                       practiced law from 1978 to 1993; her practice included
                       corporate law, estate planning and criminal law. Ms.
                       Redstone participated on the Executive Committee at the
                       Boston University School of Law in the early 1980s. She
                       is currently a member of the Board of Overseers for the
                       Arts for Tufts University and is a member of the
                       Advisory Committee for Tufts Hillel. Ms. Redstone is a
                       member of the Board of Trustees for the Dana Farber
                       Cancer Institute, and is associated with Children's
                       Charter of Boston, a trauma center for abused children.
                       She is also a member of the Executive Committee for the
                       National Association of Theatre Owners. Ms. Redstone is
                       a director of NAI.

       NOMINEE FOR   COMPANY OFFICES AND
        DIRECTOR*   PRINCIPAL OCCUPATION**
       -----------  ----------------------
Sumner M. Redstone..  Chairman of the Board of the Company since June 1987.
 Age 71                Mr. Redstone has served as Chairman of the Board of NAI
Director since 1986    since 1986 and President, Chief Executive Officer of
                       NAI since 1967. He served as the first Chairman of the
                       Board of the National Association of Theatre Owners and
                       is currently a member of its Executive Committee.
                       During the Carter Administration, Mr. Redstone was
                       appointed a member of the Presidential Advisory
                       Committee on the Arts for the John F. Kennedy Center
                       for the Performing Arts and, in 1984, he was appointed
                       a Director of the Kennedy Presidential Library
                       Foundation. Since 1982, Mr. Redstone has been a member
                       of the faculty of Boston University Law School, where
                       he has lectured in entertainment law, and since 1994,
                       he has been a Visiting Professor at Brandeis
                       University. Mr. Redstone graduated from Harvard
                       University in 1944 and received an LL.B. from Harvard
                       University School of Law in 1947. Upon graduation, Mr.
                       Redstone served as Law Secretary with the United States
                       Court of Appeals, and then as a Special Assistant to
                       the United States Attorney General. Mr. Redstone became
                       a director of Spelling in November 1994.

Frederic V. Salerno.  Vice Chairman--Finance and Business Development of NYNEX
 Age 51                since March 1994. Mr. Salerno was Vice Chairman of the
Director since 1994    Board of NYNEX and President of the Worldwide Services
                       Group from 1991 to 1994 and President and Chief
                       Executive Officer of New York Telephone Company from
                       1987 to 1991. Mr. Salerno is a director of Avnet, Inc.,
                       The Bear Stearns Companies Inc. and Orange and Rockland
                       Utilities, Inc.

William Schwartz....  Vice President for Academic Affairs (the chief academic
 Age 61                officer) of Yeshiva University since 1993 and University
Director since l987    Professor of Law at Yeshiva University and the Cardozo
                       School of Law since 1991. Mr. Schwartz has been of
                       Counsel to Cadwalader, Wickersham & Taft since 1988. He
                       was Dean of the Boston University School of Law from
                       1980 to 1988, a professor of law at Boston University
                       from 1955 to 1991 and Director of the Feder Center for
                       Estate Planning at Boston University School of Law from
                       1988 to 1991. Mr. Schwartz has served as Vice Chairman
                       of the Board of UST Corporation since 1985. He also
                       served as Chairman of UST Corporation from 1993 to 1994.
                       Mr. Schwartz has also been a director of WCI Steel, Inc.
                       since 1994 and is Chairman of its Audit Committee. Mr.
                       Schwartz is a trustee of several educational and
                       charitable organizations and an honorary member of the
                       National College of Probate Judges. He served as
                       Chairman of the Boston Mayor's Special Commission on
                       Police Procedures and was formerly a member of the Legal
                       Advisory Board of the New York Stock Exchange.

- - -------
 * Brent Redstone is the son of Sumner Redstone and Shari Redstone is Sumner Redstone's daughter. None of the other nominees for director is related to any other director or executive officer of the Company by blood, marriage or adoption.
** NAI and Spelling are affiliates of the Company. The Company owns, or has agreed to acquire, approximately 49.9% of the common stock of Discovery Zone. None of the other corporations or organizations indicated herein is a parent, subsidiary or other affiliate of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  During 1994, the Board of Directors held ten (10) regular meetings and four
(4) special meetings.

  Set forth below is certain information concerning the standing committees of the Board of Directors (1).

                                                                 NUMBER OF MEETINGS
 COMMITTEE                             MEMBERS OF COMMITTEE**       DURING 1994
 ---------                             ----------------------    ------------------
 Audit Committee..................... Messrs. Abrams*,
                                       Ferguson, Miller,
                                       Salerno** and Schwartz             3
 Compensation Committee.............. Messrs. Abrams,
                                       Ferguson, Miller, Brent
                                       Redstone, Sumner
                                       Redstone*, Salerno**
                                       and Schwartz and Ms.
                                       Redstone**                        11

- - -------
 *Chairman of the Committee
** Mr. Salerno became a member of the Audit and Compensation Committees when he was appointed to the Board of Directors on January 27, 1994. Ms. Redstone became a member of the Compensation Committee when she was appointed to the Board of Directors on November 8, 1994. Mr. Huizenga was a member of the Audit and Compensation Committees from his appointment to the Board of Directors on October 22, 1993 until September 29, 1994, when Blockbuster merged into the Company, at which time he became Vice Chairman of the Company and Chairman of BEG.

NOTE:

(1)The Company does not currently have a Nominating Committee.

  The functions of the Audit Committee include reviewing with the independent accountants the plans and results of the annual audit, approving the audit and non-audit services by such independent accountants, reviewing the scope and results of the Company's internal auditing procedures, reviewing the adequacy of the Company's system of internal accounting controls, reviewing the annual financial statements prepared for release to stockholders and the public and approving investments for the tax qualified benefit plans assumed by the Company as a result of the Paramount Merger. The functions of the Compensation Committee include reviewing the salaries and bonuses of employees earning over a specified amount. In addition, the Committee reviews and approves participation in, and administers, the Senior Executive Short-Term Incentive Plan and the Company's long-term incentive compensation plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Set forth below, as of April 3, 1995, is certain information concerning beneficial ownership of each equity security of the Company, Spelling and Discovery Zone by (i) each director of the Company, (ii) each of the named executive officers and (iii) all directors and executive officers of the Company as a group. Also set forth below, as of April 3, 1995, is certain information concerning beneficial ownership of each equity security of the Company by holders of 5% or more of the Class A Common Stock. The following table excludes shares of Class B Common Stock issuable upon conversion of the Class B Preferred Stock of the Company.

                             BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
                        -------------------------------------------------------
                                                 NUMBER
                               TITLE OF        OF EQUITY      OPTION   PERCENT
NAME                       EQUITY SECURITY       SHARES      SHARES(1) OF CLASS
- - ----                    ---------------------- ----------    --------- --------
George S. Abrams......  Class A Common                -- (2)       --     --
                        Class B Common                200(2)     5,000       (6)
Steven R. Berrard.....  Class A Common                397      199,237       (6)
                        Class B Common              5,257    1,509,578       (6)
                        Variable Common Right       4,970    2,490,433       (6)
                        Contingent Value Right      2,245          --        (6)
                        3 Year Warrant              1,206          --        (6)
                        5 Year Warrant                723          --        (6)
Frank J. Biondi, Jr. .  Class A Common                453(3)    24,000       (6)
                        Class B Common            178,361(3)   204,000       (6)

                               BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
                          -------------------------------------------------------
                                                   NUMBER
                                 TITLE OF        OF EQUITY      OPTION   PERCENT
NAME                         EQUITY SECURITY       SHARES      SHARES(1) OF CLASS
- - ----                      ---------------------- ----------    --------- --------
Philippe P. Dauman......  Class A Common              1,064(3)       --        (6)
                          Class B Common              8,365(3)    20,000       (6)
Thomas E. Dooley........  Class A Common              2,120(3)     4,000       (6)
                          Class B Common              2,133(3)    48,666       (6)
William C. Ferguson.....  Class B Common              3,000        5,000       (6)
Edward D. Horowitz......  Class A Common                281(3)     4,000       (6)
                          Class B Common                708(3)    59,000       (6)
H. Wayne Huizenga.......  Class A Common            978,598      321,297    1.7%
                          Class B Common          7,415,513    2,434,363    3.4%
                          Variable Common Right     310,609    4,061,204    1.6%
                          Discovery Zone Common         --        33,334       (6)
George D. Johnson, Jr. .  Class A Common              6,482(4)    68,706       (6)
                          Class B Common            129,127(4)   520,577       (6)
                          Variable Common Right       7,590      858,824       (6)
                          Discovery Zone Common         --        33,333       (6)
Ken Miller..............  Class A Common                -- (2)       --     --
                          Class B Common                -- (2)     5,000       (6)
National Amusements,
 Inc. ..................  Class A Common         45,547,214(5)       --    61.0%
                          Class B Common         46,565,414(5)       --    16.3%
Brent D. Redstone.......   --                           --           --     --
Shari Redstone..........   --                           --           --     --
Sumner M. Redstone......  Class A Common         45,547,294(5)       --    61.0%
                          Class B Common         46,565,494(5)       --    16.3%
Frederic V. Salerno.....  Class B Common                --         5,000       (6)
William Schwartz........  Class A Common                -- (2)       --     --
                          Class B Common                -- (2)     5,000       (6)
Mark M. Weinstein.......  Class A Common                392(3)     7,500       (6)
                          Class B Common                405(3)    62,500       (6)
All directors and execu-
 tive officers as a
 group other than Mr.
 Sumner Redstone (23
 persons)...............  Class A Common            995,446(3)   639,880    2.2%
                          Class B Common          7,759,965(3) 4,985,089    4.4%
                          Variable Common Right     323,169    7,410,461    2.9%
                          Contingent Value Right      3,730          --        (6)
                          3 Year Warrant              2,779          --        (6)
                          5 Year Warrant              1,667          --        (6)
                          Discovery Zone Common         --        66,667       (6)

- - -------
NOTES:
(1) Reflects shares subject to options to purchase such shares which on April 3, 1995 were unexercised but were exercisable within a period of 60 days from that date. These shares are excluded from the column headed "Number of Equity Shares".
(2) Messrs. Abrams, Miller and Schwartz participate in the Deferred Compensation Plan described below in which their directors' fees are converted into stock units. Messrs. Abrams, Miller and Schwartz have been credited with 4,053, 3,685 and 3,658 Class A Common Stock units, respectively, and 4,256, 3,859 and 3,828 Class B Common Stock units, respectively.
(3) Includes shares held through the Company's 401(k) plans as of December 31, 1994.
(4) Does not include 158,833 shares of Class A Common Stock and 1,123,470 shares of Class B Common Stock transferred to irrevocable trusts, of which Mr. Johnson and his wife are beneficiaries, for which Mr. Johnson disclaims beneficial ownership. Also does not include 14,110 shares of Class A Common Stock, 106,930 shares of Class B Common Stock and 176,412 Variable Common Rights held in trusts for the benefit of Mr. Johnson's children for which Mr. Johnson disclaims beneficial ownership.
(5) Except for 80 shares of each class of Common Stock owned directly by Mr. Redstone, all shares are owned of record by NAI. Mr. Redstone is the Chairman and the beneficial owner of the controlling interest in NAI and, accordingly, beneficially owns all such shares.
(6) Less than 1%.

DIRECTORS' COMPENSATION

  Directors of the Company who are not officers or employees of the Company or NAI or members of their immediate family ("Outside Directors") are entitled to receive the directors' fees and are eligible to participate in the Company's retirement and stock option plans described below. Messrs. Abrams, Ferguson, Miller and Schwartz were Outside Directors for the entire 1994 calendar year. Mr. Salerno became an Outside Director on January 27, 1994. Mr. Huizenga was an Outside Director until the Blockbuster Merger on September 29, 1994. In 1994, only Outside Directors received any compensation for services as a director.

  Directors' Fees. Outside Directors received the following fees for 1994: (i) a quarterly fee of $7,500 for membership on the Board of Directors of the Company, (ii) a per meeting attendance fee of $1,500 for each Board meeting, $500 for each Audit Committee meeting and $500 for each Compensation Committee meeting, and (iii) a $7,500 annual retainer fee for the Chairman of the Audit Committee (currently Mr. Abrams). Compensation for Messrs. Ferguson and Salerno's services as Outside Directors for 1994 was paid to NYNEX. Compensation for Mr. Huizenga's services as an Outside Director during the period from January 1, 1994 through the Blockbuster Merger on September 29, 1994 was paid to Blockbuster.

  Deferred Compensation Plan. In 1989, the Company established an unfunded Deferred Compensation Plan permitting participating Outside Directors to defer payment of all of their membership and attendance fees. A participant can elect to have deferred fees credited to an account which shall either accrue interest or be deemed invested in a number of stock units equal to the number of shares of Common Stock the amount of such fees would have purchased at such time. Since 1989, Messrs. Abrams, Miller and Schwartz have elected to have their fees credited to their stock unit accounts. The Plan permits participants to elect to have amounts credited to a participant's account paid in a lump sum or in three or five annual installments starting seven months after the director's retirement, with the value of the stock units determined by reference to the fair market values of the Class A Common Stock and Class B Common Stock at that time and, if the participant had elected installment payments, credited with interest until payment had been made in full. For 1994, the stock unit accounts of Messrs. Abrams, Miller and Schwartz were credited with 950, 829 and 769 Class A Common Stock units, respectively, and 1,048, 907 and 842 Class B Common Stock units, respectively.

  Retirement Income Plan. In 1989, the Company established an unfunded, non-qualified Retirement Income Plan pursuant to which each Outside Director will receive annual payments commencing on such director's retirement equal to 100% of the amount of the annual Board membership fees at the time of such retirement, provided he has served on the Board for at least three years. The Plan provides that the director or his estate will receive such annual payments for the number of years of such director's service on the Board (with current Outside Directors receiving credit for their years of service on the Board prior to 1989).

  1993 Outside Directors' Stock Option Plan. In 1993, the Board of Directors of the Company (with Outside Directors Messrs. Abrams, Miller and Schwartz abstaining) adopted the Viacom Inc. Outside Directors' Stock Option Plan (the "1993 Outside Directors' Plan"), which was approved by the stockholders of the Company at the 1994 Annual Meeting of Stockholders. The 1993 Outside Directors' Plan provides for automatic one-time grants of non-qualified stock options to purchase 5,000 shares of Class B Common Stock (the "1993 Outside Directors' Stock Options") to each Outside Director on May 25, 1993 when such Plan was adopted and to each subsequent Outside Director, effective as of such person's election or appointment to the Board. On May 25, 1993, Messrs. Abrams, Miller and Schwartz, who then constituted the Board's Outside Directors, each received a 1993 Outside Directors' Stock Option grant, with a per share exercise price of $45 1/2 which was the closing price of a share of Class B Common Stock on the American Stock Exchange on the date of grant. Messrs. Huizenga, Ferguson and Salerno each received a 1993 Outside Directors' Stock Option grant when they were appointed to the Board, with per share exercise prices of $53 1/4, $42 1/2 and $36 3/4, respectively, which were the closing prices of a share of the Class B Common Stock on the American Stock Exchange on the dates of their appointment to the Board. Messrs. Ferguson and Salerno each hold their 1993 Outside Directors' Stock Option grants for the benefit of NYNEX.

  1994 Outside Directors' Stock Option Plan. In November 1994, the Board of Directors of the Company (with Outside Directors Abrams, Ferguson, Miller, Salerno and Schwartz abstaining) adopted the Viacom Inc. 1994 Outside Directors' Stock Option Plan (the "1994 Outside Directors Plan"), subject to the approval of such Plan by the stockholders of the Company at the Annual Meeting. For a description of such Plan and terms of the automatic grants of stock options thereunder to the Outside Directors, see "Approval of the Viacom Inc. 1994 Stock Option Plan for Outside Directors" below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Messrs. Abrams, Ferguson, Miller, Sumner Redstone, Brent Redstone and Schwartz were members of the Compensation Committee for the entire 1994 calendar year. Mr. Salerno and Ms. Redstone became members of the Compensation Committee when they were appointed to the Board of Directors on January 27, 1994 and November 8, 1994, respectively. Mr. Huizenga resigned from the Compensation Committee on September 29, 1994 when Blockbuster merged into the Company, at which time he became Vice Chairman of the Company and Chairman of the BEG. For further information regarding certain relationships of Messrs. Abrams, Berrard, Huizenga and Miller, see the discussion in "Election of Directors" and "Related Transactions".

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  All members of the Compensation Committee are non-employee directors. The members include Mr. Sumner Redstone, the controlling stockholder of the Company. The Committee reviews and, with any changes it believes appropriate, approves the Company's executive compensation. Independent compensation consultants have advised the Committee with respect to the long-term incentive compensation plans since 1987.

  The objectives of the executive compensation package for the Company's executive officers are to:

  . Set levels of base salary and annual bonus compensation that will attract and retain superior executives in the highly competitive environment of entertainment and media companies;

  . Provide annual bonus compensation for executive officers that varies directly with the Company's financial performance and, in the case of executive officers with divisional responsibilities, also with the financial performance of their respective operating units, and, in addition, reflects the executive officer's individual contribution to that performance;

  . Provide long-term incentive compensation that is tied to the Company's stock price so as to focus the attention of executives on managing the Company from the perspective of an owner with an equity stake and, in the case of executive officers with divisional responsibilities, is also tied to the financial performance of their respective operating units; and

  . Emphasize performance-based compensation, through annual bonus compensation and long-term incentive compensation, over fixed compensation.

  The completion of the acquisition of Paramount Communications and Blockbuster increases the importance of attracting and retaining executives with broad entertainment and media-based experience. Accordingly, the Committee has developed a new compensation package described below for Mr. Biondi and many of the Company's senior executive officers to reflect their new responsibilities as a result of the Mergers. These arrangements are reflected in new (or amended) employment contracts for Mr. Biondi and these senior executive officers.

  The Committee evaluates the competitiveness of its executive compensation packages based on information from a variety of sources, including information supplied by consultants and information obtained from the media or from the Company's own experience. The Committee also focuses on executive compensation offered by the members of the peer group included in the Performance Graph set forth below as Exhibit I. As a result of the Mergers, the composition of the peer group included in such Performance Graph has been adjusted to more closely resemble the Company's current lines of business. At times, the Committee also evaluates compensation at a broader range of companies, whether or not included in such peer group, that have particular lines of business comparable to those of the Company.

Executive Compensation

  Executive compensation is comprised of base salary, annual bonus compensation and long-term incentive compensation in the form of stock options. Long-term incentive compensation for executive officers with divisional responsibilities also includes performance share awards tied to divisional performance.

Base Salaries

  Base salary levels for executive officers are designed to be consistent with competitive practice and level of responsibility. New base salary levels have been established for a number of senior executive officers in their new (or amended) employment contracts to reflect their increased responsibilities as a result of the Mergers. Base salary levels for other senior executive officers are generally set forth in their existing employment contracts and increases in their base salary in 1994 were generally made in accordance with their contracts. The employment contracts for Mr. Biondi and the other four named executive officers are described below under "Employment Contracts".

Incentive Compensation

  Compliance with Internal Revenue Code Section 162(m). The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the "Code"), generally limiting to $1 million the federal tax deductibility of compensation (including stock options) paid to the Company's Chief Executive Officer and the other four named executive officers, starting with the 1994 calendar year. The tax law change includes an exception to the deduction limitation for performance-based compensation (including stock-based compensation, such as stock options), provided such compensation meets certain requirements, including stockholder approval. The Viacom Inc. Senior Executive Short-Term Incentive Plan (the "Senior Executive STIP") and the Viacom Inc. 1994 Long-Term Management Incentive Plan (the "1994 LTMIP") adopted by the Company's Board of Directors in 1994 and approved by the Company's stockholders at the 1994 Annual Meeting, were designed to comply with this exception. The Senior Executive STIP provides objective performance-based annual bonuses starting with the 1994 calendar year for selected executive officers of the Company, subject to a maximum limit of six (6) times the executive's base salary in effect on March 31, 1994. Long-term incentive compensation for the Company's executive officers is being provided under the 1994 LTMIP starting with the 1994 calendar year through grants of stock options. Compensation paid to the Company's Chief Executive Officer and the other four named executive officers for 1994 does not exceed the Section 162(m) deductibility limit because of the stockholder approval of the Senior Executive STIP and the 1994 LTMIP and the deferral of a portion (not in excess of 15%) of annual cash compensation under the Company's 401(k) and excess 401(k) plans and, in the case of Mr. Biondi, pursuant to his employment contract.

  Annual Bonus Compensation. Annual bonus compensation for 1994 for the Company's Chief Executive Officer and the four named executive officers was provided under the Senior Executive STIP. In accordance with the Senior Executive STIP and as permitted by Section 162(m) of the Code, the Compensation Committee established performance criteria and target awards for these executive officers. The performance criteria related to the attainment of a specified level of operating income for the Company as a whole. The award for Mr. Horowitz was also based on the achievement of performance criteria established by the Compensation Committee for his operating units. The criteria related to operating income and/or cash flow levels for those operating units. For this purpose, "operating income" means revenues less operating expenses (other than depreciation and amortization) and "cash flow" means "operating income" less cash capital expenditures and increases or decreases in working capital and in other long-term assets and liabilities.

  The level of the Senior Executive STIP annual bonuses for 1994 for each of the named executive officers was based on a determination of the Committee, the starting point of which was the maximum bonus payable pursuant to the Senior Executive STIP for such executive officers (i.e., six times the executives' base salary in effect on March 31, 1994), since the performance criteria established by the Committee for 1994 had been achieved. The Committee considered a number of factors, including the executives' achievements in effectuating the Mergers and successfully integrating the operations of Paramount Communications and Blockbuster into the Company while achieving a significantly higher level of operating income than in the prior year for the Company's pre-Mergers businesses, and awarded the annual bonuses set forth below in the Summary Compensation Table. The Committee took particular note of the significant size of the Mergers and the major strategic importance of the Mergers to the Company.

  Annual bonus compensation for executive officers other than the Chief Executive Officer and the four named executive officers for 1994 was provided under the Company's Short-Term Incentive Plan (the "STIP"). Target levels of annual operating income and cash flow (as defined above) were established for 1994 for the Company as a whole and for its operating units. The operating income and cash flow goals were generally given equal weight. Additional targets were established for specific operating units. The level of achievement of the applicable corporate or divisional goals determined the aggregate amounts available for funding awards for corporate or divisional executives; the amounts were subject to upward or downward adjustment pursuant to a mathematical formula based on the level of achievement and could exceed 100% of targeted amounts.

  The Committee approved a specific target bonus for each executive officer which was expressed as a percentage of his salary. These targets are included in the executive officers' employment contracts. Since the corporate and divisional targets were met or exceeded for 1994, the executive officers receiving bonuses under the STIP were eligible for at least 100% of their target bonuses. Many executive officers also received a special bonus in recognition of their efforts to complete the Mergers.

  Long-Term Incentive Compensation. The Committee believes that the use of equity-based long-term incentive plans directly links executive interests to enhancing stockholder value.

  From 1990 to 1993, the Committee followed the practice of making annual grants of stock options to the Company's executive officers under the Viacom Inc. 1989 Long-Term Management Incentive Plan. Under the 1994 LTMIP, the Committee, in recognition of the extraordinary efforts leading to the completion of the Mergers, awarded stock options for Class B Common Stock to the Company's executive officers (other than its Chief Executive Officer whose 1994 stock option grant is described below under "Chief Executive Officer's Compensation") as of August 1, 1994 representing such executives' grants for 1994 and 1995; these stock options have an extended vesting period of five years. The $34.75 exercise price of the 1994 stock option grants was set at the fair market value of the Class B Common Stock on the date of grant. The stock options have a ten-year term.

  The size of the grant to each executive was within the range assigned to the executive's relative level of responsibility. In determining the amounts awarded, the Committee considered the amounts awarded in prior years, as adjusted for changes in responsibilities.

  In 1993, the Committee adopted the Viacom Inc. Long-Term Incentive Plan (Divisional) (the "Divisional LTIP"). The Divisional LTIP was developed with the assistance of an independent consultant to provide long-term compensation for divisional executives based on the performance of their respective operating units. The first grant of performance shares under the Divisional LTIP was made with respect to the three year period that commenced January 1, 1993. Subsequent grants of performance shares were made under the Divisional LTIP with respect to the three year periods that commenced January 1, 1994 and January 1, 1995. The Committee established the amounts of these grants and the performance criteria for the initial grant. It is expected that the Committee will shortly establish the performance criteria for the subsequent grants. Executive officers with divisional responsibilities such as Mr. Horowitz received grants under the Divisional LTIP for the three year periods that commenced January 1, 1993, January 1, 1994 and January 1, 1995. His 1992, 1993 and 1994 LTMIP grants were reduced to reflect his participation in the Divisional Plan.

Chief Executive Officer's Compensation

  Mr. Biondi's compensation package was renegotiated in 1994 to reflect his increased responsibilities as President, Chief Executive Officer of the Company after the Mergers. It includes his base salary and deferred compensation, the right to earn an annual bonus based upon achievement of corporate objectives established by the Committee under the Senior Executive STIP and a grant of 1994 LTMIP stock options to purchase 1,000,000 shares of Class B Common Stock as more fully described below. His compensation package is designed to comply with the limits on annual compensation set forth in Section 162(m) of the Code. His employment contract is more fully described below under "Employment Contracts".

  The level of the Senior Executive STIP annual bonus for 1994 for Mr. Biondi was based on a determination of the Committee, the starting point of which was the maximum bonus payable pursuant to the Senior Executive STIP, since the performance criteria established by the Committee for 1994 had been achieved. The Committee considered a number of factors, including Mr. Biondi's achievement in effectuating the Mergers and successfully integrating the operations of Paramount Communications and Blockbuster into the Company while achieving a significantly higher level of operating income than in the prior year for the Company's pre-Mergers businesses, and awarded Mr. Biondi the annual bonus set forth below in the Summary Compensation Table.

  Mr. Biondi's 1994 stock option grant represents a single grant for the entire six-year term of his employment contract. The options are ten-year non-qualified stock options that vest in one-fifth increments starting July 31, 1996 and on each July 31st thereafter so that all the stock options become exercisable by the end of the six-year initial term of his contract. The Company has agreed to amend the terms of Mr. Biondi's 1994 stock option grant as more fully described below under "Employment Contracts".

Sumner M. Redstone, Chairman
George S. Abrams
William C. Ferguson
H. Wayne Huizenga*
Ken Miller
Brent D. Redstone
Shari Redstone**
Frederic V. Salerno***
William Schwartz

Members of the Compensation Committee

- - -------
  * Mr. Huizenga resigned from the Compensation Committee on September 29, 1994 when Blockbuster was merged into the Company, at which time he became an executive officer of the Company.
 ** Ms. Redstone became a member of the Compensation Committee when she became a director of the Company on November 8, 1994.
*** Mr. Salerno became a member of the Compensation Committee when he became a director of the Company on January 27, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM COMPENSATION
                                                                  -----------------------
                                   ANNUAL COMPENSATION (1)          AWARDS      PAYOUTS
                              ----------------------------------    ------      -------
                                                                  SECURITIES
   NAME AND PRINCIPAL                                             UNDERLYING
   POSITION AT END OF                               OTHER ANNUAL   OPTIONS       LTIP           ALL OTHER
      FISCAL 1994        YEAR   SALARY     BONUS    COMPENSATION     (2)        PAYOUTS      COMPENSATION (3)
   ------------------    ----   ------     -----    ------------  ----------  -----------    ----------------
Frank J. Biondi, Jr..... 1994 $1,107,808 $3,000,000   $81,176(4)  1,000,000             0        $ 60,441
 President, Chief Execu-
  tive                   1993  1,010,904  1,600,000        --        90,000             0          65,180
 Officer                 1992    922,045  1,000,000        --        90,000   $13,684,800(5)       46,032
Philippe P. Dauman...... 1994 $  760,692 $1,510,000        --       200,000             0        $ 14,291
 Executive Vice Presi-   1993    553,846    900,000        --       120,000*            0               0
 dent, General Counsel,
 Chief
 Administrative Officer
 and Secretary
Thomas E. Dooley........ 1994 $  720,000 $1,510,000        --       200,000             0        $ 18,267
 Executive Vice Presi-
  dent--                 1993    426,635    400,000        --        35,000             0          20,909
 Finance, Corporate      1992    306,824    277,000        --        30,000   $   688,622(6)       10,558
 Development and
 Communications
Edward D. Horowitz...... 1994 $  462,789 $  525,000        --        81,000             0        $ 19,781
 Senior Vice President,  1993    376,442    400,000        --        30,000             0          15,500
 Technology and Chair-
  man,                   1992    316,805    265,000        --        30,000   $ 1,538,078(6)        9,604
 Chief Executive Offi-
  cer,
 Viacom Interactive Me-
  dia
Mark M. Weinstein....... 1994 $  545,962 $  433,125        --        60,000             0        $ 26,341
 Senior Vice President,  1993    493,039    450,000        --        30,000             0          23,538
 Government Affairs      1992    368,538    225,000        --        30,000   $ 2,014,335(6)       15,118

- - -------
* Mr. Dauman received two grants in 1993: a special one-time grant of 60,000 options for Class B Common Stock as of February 1, 1993 when he joined the Company and a regular grant of 60,000 options for Class B Common Stock as of August 1, 1993.

NOTES:

(1) Salary and bonus includes compensation deferred under the Company's 40l(k) and excess 401(k) plans and, in the case of Mr. Biondi for 1994, pursuant to his new employment contract, in the following amounts: for Mr. Biondi for 1994 in the amount of $115,913, for 1993 in the amount of $253,285 and for 1992 in the amount of $72,980; for Mr. Dauman for 1994 in the amount of $111,227; for Mr. Dooley for 1994 in the amount of $74,088, for 1993 in the amount of $28,346 and for 1992 in the amount of $21,497; for Mr. Horowitz for 1994 in the amount of $49,389, for 1993 in the amount of $38,750 and for 1992 in the amount of $29,967; and for Mr. Weinstein for 1994 in the amount of $48,954, for 1993 in the amount of $47,077 and for 1992 in the amount of $30,237.

(2) Mr. Biondi's 1994 grant of 1,000,000 options for Class B Common Stock represents the grant for the entire six (6) year term (from August 1994 through July 2000) of his new employment contract. His contract is more fully described below under "Employment Contracts". The 1994 grants for Messrs. Dauman, Dooley, Horowitz and Weinstein represent the entire grant for calendar years 1994 and 1995.

(3) Includes the following: the Company's matching contributions under its 401(k) plan for Mr. Biondi of $2,576 for 1994, $4,497 for 1993 and $3,491
     for 1992; for Mr. Dauman of $3,696 for 1994; for Mr. Dooley of $1,757 for 1994, $4,497 for 1993 and $4,364 for 1992; for Mr. Horowitz of $3,966 for
     1994, $3,598 for 1993 and $3,491 for 1992; and for Mr. Weinstein of $4,620
     for 1994, $4,497 for 1993 and $4,364 for 1992; and credits for the Company's matching contributions under its excess 401(k) plan for Mr. Biondi of $57,865 for 1994, $60,682 for 1993 and $42,541 for 1992; for Mr.
     Dauman of $10,595 for 1994; for Mr. Dooley of $16,510 for 1994, $16,412
     for 1993 and $6,194 for 1992; for Mr. Horowitz of $15,815 for 1994,
     $11,902 for 1993 and $6,113 for 1992; and for Mr. Weinstein of $21,721 for 1994, $19,041 for 1993 and $10,754 for 1992.

(4) In accordance with the rules of the Securities and Exchange Commission, amounts totaling less than $50,000 have been omitted. Amounts included in Other Annual Compensation for 1994 for Mr. Biondi that represent more than 25% of his total Other Annual Compensation for 1994 consist of reimbursement for legal expenses of $43,316 and medical expenses of $20,641.

(5) Consists of: $3,421,200 paid in cash for phantom shares granted to Mr. Biondi in 1987 under the Viacom Inc. Long-Term Incentive Plan (the "LTIP") with a December 1992 valuation date; and $10,263,600 of which $3,370,053 was withheld as taxes and the remainder paid as 177,897 shares of Class B Common Stock which represented payment for his LTIP phantom shares with future valuation dates. The valuation and payment of Mr. Biondi's LTIP phantom shares with future valuation dates was accelerated by the Compensation Committee to December 1992 to preserve certain individual and corporate tax benefits, with the payment made in stock to further link Mr. Biondi's interests to increases in stockholder value.

(6) Represents substantially all amounts payable with respect to the LTIP phantom shares granted to the named executives. Includes payment for the LTIP phantom shares with a December 1992 valuation date, as well as the accelerated payment of the LTIP phantom shares with future valuation dates. The amount payable for their LTIP phantom shares was the $31.23 per share payment limit. The Committee accelerated payment and valuation of these LTIP phantom shares both to preserve certain individual and corporate tax benefits and because the phantom shares had already reached the $31.23 per share payment limit.

                          OPTION GRANTS IN FISCAL 1994

  The following Option Grant Table includes a column designated "Grant Date Present Value". The calculation in that column is based on Black-Scholes option pricing model adapted for use in valuing executive stock options. There is no way to anticipate what the actual growth rate of the Class B Common Stock will be.

                                            INDIVIDUAL GRANTS
                         -------------------------------------------------------
                               NUMBER OF        % OF TOTAL
                               SHARES OF         OPTIONS
                                CLASS B         GRANTED TO  EXERCISE             GRANT DATE
                             COMMON STOCK      EMPLOYEES IN   PRICE   EXPIRATION   PRESENT
NAME                     UNDERLYING OPTIONS(1) FISCAL 1994  ($/SHARE)    DATE     VALUE(2)
- - ----                     --------------------- ------------ --------- ---------- -----------
Frank J. Biondi, Jr.....        600,000           15.19%    $35.75    8/18/2004  $13,272,000
                                200,000(3)         5.06%     40.4375  8/18/2004    4,178,000(3)
                                200,000(4)         5.06%     50.125   8/18/2004    3,712,000(4)
Philippe P. Dauman......        200,000            5.06%     34.75     8/1/2004    4,260,000
Thomas E. Dooley........        200,000            5.06%     34.75     8/1/2004    4,260,000
Edward D. Horowitz......         81,000            2.05%     34.75     8/1/2004    1,725,300
Mark M. Weinstein.......         60,000            1.52%     34.75     8/1/2004    1,278,000

- - -------
NOTES:

(1) Mr. Biondi's options, which were granted on August 18, 1994, will vest in one-fifth increments on July 31, 1996, July 31, 1997, July 31, 1998, July 31, 1999 and July 31, 2000. The options granted to Messrs. Dauman, Dooley, Horowitz and Weinstein, which were granted as of August 1, 1994, will vest in one-fourth increments on August 1, 1996, August 1, 1997, August 1, 1998 and August 1, 1999. These options are more fully described above in the "Compensation Committee Report on Executive Compensation".

(2) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that value realized by an executive will be at or near the value estimated by the Black-Scholes model. The grant date values presented in the table were determined in part using the following assumptions. No adjustments were made for non-transferability or risk of forfeiture.

                                                  AUGUST 1, 1994 AUGUST 18, 1994
                                                  -------------- ---------------
      Expected volatility........................       .3265          .3268
      Risk-free rate of return...................      7.35%          7.50%
      Dividend yield.............................      0.00%          0.00%
      Time of exercise...........................    10 years       10 years

(3) Stock option grant made with an exercise price of $40.4375 which was 113% of the fair market value of the underlying stock on the date of grant. The Black-Scholes value reflects the above-market exercise price.

(4) Stock option grant made with an exercise price of $50.125 which was 140% of the fair market value of the underlying stock on the date of grant. The Black-Scholes value reflects the above-market exercise price.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1994
                   AND VALUE OF OPTIONS AT END OF FISCAL 1994

                                                          NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                                                               OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                                           END OF FISCAL 1994        END OF FISCAL 1994
                         SHARES ACQUIRED                ------------------------- -------------------------
   NAME                    ON EXERCISE   VALUE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
   ----                  --------------- -------------- ----------- ------------- ----------- -------------
Frank J. Biondi, Jr. ...       -0-            -0-         204,000     1,180,000   $3,308,250   $3,825,000
Philippe P. Dauman......       -0-            -0-          20,000       300,000       -0-       1,175,000
Thomas E. Dooley........       -0-            -0-          48,666       262,334      746,993    1,143,507
Edward D. Horowitz......       -0-            -0-          59,000       140,000      923,625      752,125
Mark M. Weinstein.......       -0-            -0-          62,500       119,000    1,008,500      628,750

- - -------
NOTE:

(1) Options listed below are for shares of Class B Common Stock except that exercisable options include for Mr. Biondi 24,000 options each for a share of Class A Common Stock and a share of Class B Common Stock, for Mr. Dooley 4,000 of such options, for Mr. Horowitz 4,000 of such options and for Mr. Weinstein 7,500 of such options; the aggregate number of exercisable options includes two underlying securities for each of these options.

                           LONG-TERM INCENTIVE PLANS
                             AWARDS IN FISCAL 1994

                                                            ESTIMATED FUTURE PAYOUTS
                                                          -----------------------------
                                            PERFORMANCE
                             NUMBER OF      PERIOD UNTIL
   NAME                  PERFORMANCE UNITS MATURATION (1) THRESHOLD TARGET(2) MAXIMUM(3)
   ----                  ----------------- -------------  --------- --------  ---------
Frank J. Biondi, Jr.....         -0-              --         --       --         --
Philippe P. Dauman......         -0-              --         --       --         --
Thomas E. Dooley........         -0-              --         --       --         --
Edward D. Horowitz......       2,427(2)        1/1/95-       -- (2)   --         --
                                             12/31/97
                               4,688(2)        1/1/94-       -- (2)   --         --
                                             12/31/96
Mark M. Weinstein.......         -0-              --         --       --         --

- - -------
NOTES:

(1) These performance units vest at the end of the three-year performance period. They are more fully described above in the "Compensation Committee Report on Executive Compensation".
(2) The value of the performance units will be determined by reference to the performance criteria to be established by the Committee.
(3) There is no maximum since the value of the performance units can increase without limit pursuant to the formula established under the performance criteria.

                               PENSION PLAN TABLE

                                                  YEARS OF SERVICE
                                    --------------------------------------------
 REMUNERATION                          15       20       25       30       35
 ------------                       -------- -------- -------- -------- --------
 $   50,000   ....................  $  9,427 $ 12,569 $ 15,711 $ 18,853 $ 21,995
    100,000   ....................    20,677   27,569   34,461   41,353   48,245
    200,000   ....................    43,177   57,569   71,961   86,353  100,745
    300,000   ....................    65,177   87,569  109,461  131,353  153,245
    400,000   ....................    88,177  117,569  146,961  176,353  205,745
    500,000   ....................   110,677  147,569  184,461  221,353  258,245
    600,000   ....................   133,177  177,569  221,961  266,353  310,745
    700,000   ....................   155,677  207,569  259,461  311,353  363,245
    800,000   ....................   178,177  237,569  296,961  356,353  415,745
    900,000   ....................   200,677  267,569  334,461  401,353  468,245
  1,000,000   ....................   223,177  297,569  371,961  446,353  520,745
  1,100,000   ....................   245,677  327,569  409,461  491,353  573,245
  1,200,000   ....................   268,177  357,569  446,961  536,353  625,745
  1,300,000   ....................   290,677  387,569  484,461  581,353  678,245
  1,400,000   ....................   313,177  417,569  521,961  626,353  730,745
  1,500,000   ....................   335,677  447,569  559,461  671,353  783,245

  Under the Company's Pension Plan, and the Company's Excess Pension Plan for certain higher compensated employees, an eligible employee will receive a benefit at retirement that is based upon the employee's number of years of benefit service and average annual salary (salary as set forth in the Summary Compensation Table) for the highest 60 consecutive months out of the final 120 months. The benefits under the Company's Excess Pension Plan are not subject to the Internal Revenue Code provisions that limit the compensation subject to benefits under the Company's Pension Plan. The number of years of benefit service that have been credited for Messrs. Biondi, Dooley, Horowitz and Weinstein are approximately 7.6, 13, 4 and 9, respectively. Mr. Dauman has been credited with two years of service under the Company's Pension Plan; however, the benefits payable under the Company's Excess Pension Plan shall be calculated as though he had eleven years of credited service. The foregoing table illustrates, for representative average annual pensionable compensation and years of benefit service classifications, the annual retirement benefit payable to employees under the Plans upon retirement in 1993 at age 65, based on the straight-life annuity form of benefit payment and not subject to deduction or offset.

                               PERFORMANCE GRAPHS

  The following two graphs compare the cumulative total stockholder return on the Class A Common Stock, and, as of June 18, 1990, the Class B Common Stock with the cumulative total return on the companies listed in the Standard & Poor's 500 Stock Index and a peer group of companies. The composition of the peer group included in the graph set forth below as Exhibit I has been revised to more closely resemble the Company's various lines of business after the acquisition of Paramount Communications and Blockbuster in 1994. The total return data was obtained from Standard & Poor's Compustat Services, Inc., which first reported trading activity for the Class B Common Stock on June 18, 1990.


                                   EXHIBIT I
                    CUMULATIVE TOTAL STOCKHOLDER RETURN FOR
                   FIVE-YEAR PERIOD ENDING DECEMBER 31, 1994


                             [GRAPH APPEARS HERE]

December 31...       1989**    1990      1991      1992      1993      1994
- - --------------       ------    -----    ------    ------    ------    ------
Class A Common       100.00    90.28    117.79    151.33    168.09    143.16
Class B Common        95.44    90.37    125.23    153.67    164.68    149.54
S&P 500              100.00    96.89    126.28    135.88    149.52    151.55
Peer Group*          100.00    78.65     89.95    114.75    150.28    134.48


- - -------
 * The Peer Group reflected in Exhibit I consists of the following companies:
   BHC Communications, Inc.; Capital Cities/ABC, Inc.; CBS, Inc.; Gaylord Entertainment Co.; King World Productions Inc.; Liberty Media Corp.; McGraw-Hill Inc.; Melville Corporation; Musicland Stores Corp.; Multimedia, Inc.; Spelling Entertainment Group Inc.; The News Corp. Ltd. (ADRs); Time Warner Inc.; Tribune Company; and Turner Broadcasting System Inc.
** Price shown in column labelled "1989" for Class B Common Stock is as of June
   30, 1990.

                                  EXHIBIT II
                    CUMULATIVE TOTAL STOCKHOLDER RETURN FOR
                   FIVE-YEAR PERIOD ENDING DECEMBER 31, 1994


                             [GRAPH APPEARS HERE]

December 31...       1989**    1990      1991      1992      1993      1994
- - --------------       ------    -----    ------    ------    ------    ------
Class A Common       100.00    90.28    117.79    151.33    168.09    143.16
Class B Common        95.44    90.37    125.23    153.67    164.68    149.54
S&P 500              100.00    96.89    126.28    135.88    149.52    151.55
Peer Group*          100.00    75.24     97.56    123.83    181.38    151.91



- - -------
 * The Peer Group reflected in Exhibit II consists of the following companies:
   BHC Communications, Inc.; Cablevision Systems Corp.; Capital Cities/ABC, Inc.; CBS, Inc.; Comcast Corp.; Gaylord Entertainment Co.; King World Productions Inc.; Liberty Media Corp.; Multimedia, Inc.; Paramount Communications Inc.; Spelling Entertainment Group Inc.; Tele-Communications, Inc.; The News Corp. Ltd. (ADRs); Time Warner Inc.; and Turner Broadcasting System Inc.
** Price shown in column labelled "1989" for Class B Common Stock is as of June
   30, 1990.

  Effective on June 13, 1990, the Company effected a stock split by issuing a dividend of one share of Class B Common Stock for each share of Class A Common Stock then outstanding. The Class B Common Stock has rights, privileges, restrictions and qualifications identical to the Class A Common Stock except that shares of Class B Common Stock have no voting rights other than those required by law. As of April 3, 1995, NAI owned 45,547,214 shares or 61% of the Class A Common Stock and 46,565,414 shares or 16.3% of the Class B Common Stock. Sumner M. Redstone, the controlling stockholder of NAI, is the Chairman of the Board of the Company.

  The performance graphs assume $100 invested on December 31, 1989 in each of the Class A Common Stock, the S&P 500 Index and the Peer Group (identified in such graph), including reinvestment of dividends, through the fiscal year ended December 31, 1994. The cumulative total stockholder return on the Class B Common Stock assumes the investment in Class B Common Stock as of June 18, 1990 (the first date on which the Class B Common Stock was publicly traded) of an amount equal to the cumulative total stockholder return on the Class A Common Stock as of that date ($95.44).

EMPLOYMENT CONTRACTS

  The Company has entered into a new employment contract with Mr. Biondi which provides that he will be employed as President, Chief Executive Officer of the Company until July 31, 2000 (the term of such contract to be automatically extended for successive one-year periods unless either party elects to terminate the contract) at a salary of $990,000 per annum. The new contract provides that Mr. Biondi's target bonus for calendar year 1994 is set at $2,630,250 and, for each succeeding calendar year, at 110% of his target bonus for the preceding calendar year. In addition, Mr. Biondi's contract provides for deferred compensation, payable the year after he ceases to be an executive officer of the Company, in the amount of $179,000 for the period from August 18, 1994 through July 31, 1995 and, for each succeeding contract year (from August 1st through the following July 31st), in an amount equal to the excess of (i) 110% of his salary and deferred compensation for the preceding contract year over (ii) $990,000. Mr. Biondi's contract also provides for the grant of stock options under the 1994 LTMIP to purchase 1,000,000 shares of Class B Common Stock, representing Mr. Biondi's stock option grant for the entire six-year initial term of his employment contract. The options vest in one-fifth increments starting July 31, 1996 and on each July 31st thereafter so that all the stock options become exercisable by the end of the initial term of his employment contract.

  The Company has agreed to amend the terms of Mr. Biondi's 1994 stock option grant, assuming the LTMIP Amendments are approved at the Annual Meeting, to provide that:

  . In the event of the Company's failure to renew Mr. Biondi's employment contract upon expiration of the initial six-year term or any one-year renewal thereof, his 1994 LTMIP stock options shall remain exercisable for six months after the date of termination.

  . In the event of the termination of Mr. Biondi's employment without "cause" or voluntary termination for "good reason" during the term of his employment contract, his 1994 LTMIP stock options (all of which will have vested upon termination of employment) shall remain exercisable for the longer of six months following the date of termination or two years from the date of grant.

  . In the event of the termination of Mr. Biondi's employment due to death or disability, his 1994 LTMIP stock options (all of which will have vested upon termination of employment) shall remain exercisable for two years after such date.

  . In the event of termination of Mr. Biondi's employment for "cause" or voluntary termination other than for "good reason" during the term of his employment contract, his 1994 LTMIP stock options that are then exercisable shall remain exercisable for 15 days; all his 1994 LTMIP stock options that are not exercisable on the date of such termination shall lapse.

  Mr. Biondi's contract also provides that, in the event of the termination of Mr. Biondi's employment without "cause" or voluntary termination for "good reason" during the term of his employment contract, he shall be entitled to receive his salary, deferred compensation and target bonus (pro-rated for any partial calendar year) for the shorter of three years after such termination or the remainder of the employment term.

  Mr. Dauman became Executive Vice President, General Counsel and Chief Administrative Officer and Secretary of the Company on March 15, 1994. Previously, he had served as Senior Vice President, General Counsel and Secretary of the Company. His employment contract has recently been amended to reflect his new responsibilities. As amended, Mr. Dauman's contract provides that he will be employed as Executive Vice President, General Counsel and Chief Administrative Officer and Secretary of the Company until August 1, 1999, at a salary of $800,000 for the contract year ending March 31, 1995, with annual increases of not less than 10% for the two succeeding contract years, and at a salary of not less than $1,000,000 per annum for the period from April 1, 1997 through August 1, 1999. His amended contract provides that his target bonus is set at the following percentages of his base salary on November 1st of such year (or August 1st in the case of 1999): 100% for calendar year 1993, 150% for calendar years 1994, 1995 and 1996, and 180% for calendar years 1997, 1998 and 1999. Mr. Dauman's amended contract provides that, in the event of the termination of Mr. Dauman's employment without "cause" or voluntary termination for "good reason" during the employment term, he shall be entitled to receive salary and target bonus (pro-rated for any partial calendar year) for the balance of the employment term. In addition, assuming the LTMIP Amendments are approved at the Annual Meeting, his stock options (all of which will have vested upon termination of employment) shall remain exercisable for six months following the date of termination (but not beyond the expiration date of such stock options).

  Mr. Dooley became Executive Vice President-Finance, Corporate Development and Communications of the Company on March 15, 1994. Previously, he had served as Senior Vice President, Corporate Development of the Company. The Company has recently entered into a new employment contract with Mr. Dooley to reflect his new responsibilities. His new contract provides that he will be employed as Executive Vice President-Finance, Corporate Development and Communications of the Company until August 1, 1999, at a salary of $800,000 for the contract year ending March 31, 1995, with annual increases of not less than 10% for the two succeeding contract years, and at a salary of not less than $1,000,000 per annum for the period from April 1, 1997 through August 1, 1999. The new contract provides that Mr. Dooley's target bonus is set at the following percentages of his base salary on November 1st of each year (or August 1st in the case of 1999): 100% for calendar year 1993, 150% for calendar years 1994, 1995 and 1996, and 180% for calendar years 1997, 1998 and 1999. Mr. Dooley's contract provides that, in the event of the termination of Mr. Dooley's employment without "cause" or voluntary termination for "good reason" during the employment term, he shall be entitled to receive salary and target bonus (pro-rated for any partial calendar year) for the balance of the employment term. In addition, assuming the LTMIP Amendments are approved at the Annual Meeting, his stock options (all of which will have vested upon termination of employment) shall remain exercisable for six months following the date of termination (but not beyond the expiration date of such stock options).

  Mr. Horowitz became Senior Vice President, Technology of the Company and Chairman, Chief Executive Officer, Viacom Interactive Media on March 21, 1994. Previously, he had served as Senior Vice President of the Company and Chairman, Chief Executive Officer of the Viacom Broadcast Group. The Company has recently entered into a new employment contract with Mr. Horowitz to reflect his new responsibilities. Mr. Horowitz's new contract provides that he will be employed as Senior Vice President, Technology of the Company and Chairman, Chief Executive Officer of Viacom Interactive Media until June 30, 1997 at a salary of $500,000 for the contract year ending June 30, 1995, with annual increases of $50,000 on each July 1st during the employment term. The new contract provides that Mr. Horowitz's target bonus is set at 100% of his base salary for calendar years 1994, 1995, 1996 and 1997. Mr. Horowitz's contract provides that, in the event of the termination of Mr. Horowitz's employment without "cause" or voluntary termination for "good reason" during the employment term, he shall be entitled to receive salary and target bonus (pro-rated for any partial calendar year) for the balance of the employment term. In addition, assuming the LTMIP Amendments are approved at the Annual Meeting, his stock options (all of which will have vested upon termination of employment) shall remain exercisable for six months following the date of termination (but not beyond the expiration date of such stock options).

  Mr. Weinstein's employment contract provides that he will be employed as Senior Vice President, Government Affairs of the Company until December 31, 1997, at a salary of $500,000 for the contract year that began February 1, 1993, with $50,000 annual increases on each February 1st during the employment term. For calendar years 1993 through 1997, Mr. Weinstein's target bonus is set at 75% of his base salary at the end of each year and his bonus compensation shall not be less than 56.25% of his base salary at that time. Mr. Weinstein's contract provides that in the event of the termination of Mr. Weinstein's employment without "cause" or voluntary termination for "good reason", he shall be entitled to receive salary and bonus for the balance of the employment term. In addition, the contract provides that his stock options which are then exercisable shall be exercisable for three months after the date of termination and stock options which are not then exercisable shall, at the Committee's option, either be accelerated and exercisable for three months after such termination or cancelled and treated as stock appreciation rights with the value determined and payable when the options would otherwise have vested. The LTMIP stock options granted in 1994 to Mr. Weinstein will become exercisable in full by December 31, 1997.

RELATED TRANSACTIONS

  NAI, the Company's major stockholder, licenses films, in the ordinary course of its business, for its motion picture theaters from all major studios including Paramount Pictures, a division of the Company. During the fiscal year ended December 31, 1994, NAI made payments to Paramount Pictures in the aggregate amount of $12,610,000 to license Paramount Pictures films. NAI licenses films from a number of unaffiliated companies and the Company believes that the terms of the license fees paid by NAI for Paramount Pictures films were no less favorable to the Company than license fees paid by NAI to unaffiliated companies. The Company expects to continue to license Paramount Pictures films to NAI upon similar terms in the future.

  Ken Miller, a director of the Company, became Vice Chairman of C.S. First Boston in June 1994. C.S. First Boston has previously performed and is currently performing investment banking services for the Company.

  George S. Abrams, a director of the Company, entered into an agreement with the Company in 1994 to provide legal and governmental consulting services for the Company upon its request. During the fiscal year ended December 31, 1994, the Company made payments to Mr. Abrams for such services in the aggregate amount of $100,000.

  In 1993, Blockbuster merged with WJB in a pooling of interest business combination. As a result of this transaction, Blockbuster added 209 Blockbuster Video stores and six Discovery Zone FunCenters as Blockbuster-owned operations and, in addition, acquired rights to develop additional Blockbuster Video stores and Discovery Zone FunCenters. Blockbuster also acquired the real estate on which 51 of such Blockbuster Video stores are located. George D. Johnson, Jr., who is a director of the Company, and certain trusts for the benefit of Mr. Johnson's son and daughter were equity holders of WJB. As a result of the combination with WJB, Blockbuster became successor in interest to a property management agreement with Johnson Development Associates, Inc. ("Johnson Development"), a South Carolina corporation, pursuant to which Johnson Development serves as the property manager of such 51 Blockbuster Video store locations. Mr. Johnson is an equity holder of Johnson Development. Pursuant to the terms of the management agreement with Johnson Development, BEG is obligated to make monthly payments to Johnson Development in the aggregate amount of approximately $17,000 for its services. The management agreement remains in effect until terminated by either party upon 180 days notice. The Company believes that the terms of the management agreement with Johnson Development are as favorable to the Company as it could have obtained from an unaffiliated party.

  As a result of the combination with WJB, Blockbuster also became a successor in interest to a lease agreement with Bell Hill Associates L.P. ("Bell Hill") for the use of office space located in Spartanburg, South Carolina. Mr. Johnson is general partner of Bell Hill, and a limited partnership, of which Mr. Johnson, his wife and trusts for the benefit of his children are equity holders, is its sole limited partner. Under such lease agreement, BEG is obligated to make monthly lease payments in the amount of $38,106. Such lease remains in effect until January 30, 2005. The Company believes that the terms of the lease agreement with Bell Hill are as favorable to the Company as it could have obtained from an unaffiliated party.

  As a result of the combination with WJB, Blockbuster also became a successor in interest to a lease agreement with Reidville Road Associates ("Reidville"). Mr. Johnson is general partner of Reidville. Under such lease agreement, BEG is obligated to make monthly lease payments in the amount of $5,600. Such lease remains in effect until June 16, 1997 and is renewable for an additional term of five years at the option of BEG. The Company believes that the terms of the lease agreement with Reidville are as favorable to the Company as it could have obtained from an unaffiliated party.

  As a result of the combination with WJB, Blockbuster also became a successor in interest to a lease agreement with Lawson's Fork Associates. Mr. Johnson is a general partner of Lawson's and a limited partnership, of which Mr. Johnson, his wife and trusts for the benefit of his children are equity holders, is a limited partner of Lawson's. Under such lease agreement, BEG is obligated to make monthly lease payments in the amount of $7,000. Such lease remains in effect until August 18, 1999 and is renewable for one additional five year term at BEG's option. The Company believes that the terms of the lease agreement with Lawson's are as favorable to the Company as it could have obtained from an unaffiliated party.

  In December 1994, BEG entered into a lease agreement with Beaumont Avenue Associates ("Beaumont") to lease space for a BEG-owned video store. Mr. Johnson and a limited partnership, of which Mr. Johnson, his wife and trusts for the benefit of his children are equity holders, are general partners of Beaumont. Under such agreement, BEG is obligated to make monthly lease payments in the amount of $5,775. Such lease is for an initial term of ten years and is renewable for two additional five year terms at BEG's option. The Company believes that the terms of the lease agreement with Beaumont are as favorable to the Company as it could have obtained from an unaffiliated party.

  During the fiscal year ended December 31, 1994, BEG made payments to Huizenga Holdings in the aggregate amount of $816,000 for the business use of certain airplanes owned by Huizenga Holdings. Also during this period, BEG paid all direct costs associated with the operation of such airplanes. Huizenga Holdings reimbursed BEC $964,020 for Huizenga Holdings' share of all direct costs associated with Huizenga Holdings' business use of such airplanes during this period. The Company believes that the terms of its use of the airplanes were more favorable to the Company than it could have obtained from an unaffiliated party and expects to continue to use the airplanes on such terms in the future.

  In May 1992, Huizenga Holdings entered a lease agreement with an indirect wholly owned subsidiary of Blockbuster for the use of office space in One Blockbuster Plaza, Ft. Lauderdale, Florida, BEG's principal office building. For the fiscal year ended December 31, 1994, BEG received $63,595 in payments under such lease. Such lease is for an initial term of five years and is renewable for an additional term of five years at the option of Huizenga Holdings. The Company believes that the terms of its lease agreement with Huizenga Holdings are as favorable to the Company as it could have obtained from an unaffiliated party.

  BEG expects to enter into a lease agreement with Huizenga Holdings for the use of additional office space in One Blockbuster Plaza. BEG will receive approximately $100,000 in payments under said lease for the fiscal year ending December 31, 1995. Such lease is for an initial term of three years and is renewable for three one-year extensions at the option of Huizenga Holdings. The Company believes that the terms of the proposed lease agreement with Huizenga Holdings are more favorable to the Company than it could have obtained from an unaffiliated party.

  During the fiscal year ended December 31, 1994, BEC made payments to Suncoast Helicopters, Inc. ("Suncoast"), a Florida corporation and a subsidiary of Huizenga Holdings, in the aggregate amount of $54,096 for the business use of certain helicopters owned by Suncoast. The Company believes that the terms of its use of the helicopters were as favorable to the Company as it could have obtained from an unaffiliated party and expects to continue to use the helicopters on such terms in the future.

  During the fiscal year ended December 31, 1994, BEC paid BRWC, Inc. ("Blue Ribbon"), a Florida corporation, an aggregate of approximately $20,000 for the purchase of bottled water and the rental of water coolers for BEG's offices in Ft. Lauderdale, Florida. Blue Ribbon is owned by H. Wayne Huizenga. The Company believes that the terms of its agreement with Blue Ribbon with respect to the purchase of bottled water and rental of water coolers are as favorable to the Company as it could have obtained from an unaffiliated party. The Company expects to continue to conduct business with Blue Ribbon upon similar terms in the future.

  Since June 1990, Mr. Huizenga has owned an equity interest in the Stadium Companies. In June 1994, Mr. Huizenga acquired ownership of 100% of the Stadium Companies. During the fiscal year ended December 31, 1994, BEG made payments in the aggregate amount of $224,169 to the Stadium Companies for signage and other advertising and for tickets to sporting and other events, for which Blockbuster contracted with the Stadium Companies prior to Mr. Huizenga's investment therein. BEG also made payments during the fiscal year ended December 31, 1994 in the aggregate amount of $100,000 to the Stadium Companies for scoreboard signage pursuant to a contract entered into by Blockbuster and the Stadium Companies after Mr. Huizenga's investment therein. The Company believes that the terms of the contract for scoreboard signage are as favorable to the Company as terms as it could have obtained from an unaffiliated party. The Company expects to continue to conduct business with the Stadium Companies in the future.

  In February 1993, Blockbuster entered into an agreement with the Florida Marlins to sponsor certain events at or in connection with Florida Marlins baseball games in the 1993 through 1995 baseball seasons. BEG contracted to pay the Florida Marlins an aggregate of $366,500 for these sponsorship rights, which amount is subject to reduction due to cancelled baseball games in the 1994 and 1995 baseball seasons. H. Wayne Huizenga, Jr., G. Harry Huizenga, Bonnie J. Hudson and Harris W. Hudson, who are Mr. Huizenga's son, father, sister and brother-in-law, respectively, are all limited partners in the Florida Marlins. Mr. Berrard also is a limited partner in the Florida Marlins. Mr. Huizenga is the majority owner thereof and the Chairman and Chief Executive Officer of Florida Marlins, Inc., its managing general partner. The Company believes that the terms of the sponsorship agreement are as favorable to the Company as it could have obtained from an unaffiliated party. The Company expects to continue to conduct business with the Florida Marlins in the future.

  Discovery Zone has entered into an agreement with the Florida Marlins to sponsor certain events at or in connection with a Florida Marlins baseball game in each of the 1995 and 1996 baseball seasons. Discovery Zone will pay the Florida Marlins an aggregate of approximately $100,000 for these sponsorship rights.

  The Company has entered into an agreement to purchase Combined Broadcasting of Miami, Inc. ("CBM"), a Delaware corporation and the licensee of television station WBFS-TV in Miami, Florida. Prior to the Company's entering into the CBM purchase agreement, CBM entered into an agreement with the Florida Marlins under which CBM obtained the live over-the-air broadcast rights to certain of the Florida Marlins baseball games for the 1995 and 1996 baseball seasons. Under such agreement, CBM agreed to make payments for such rights of up to $4,431,000 and $4,696,860 for the 1995 and 1996 seasons, respectively. In addition, CBM agreed to make bonus payments to the Florida Marlins in certain situations. Also, pursuant to such agreement, the Florida Marlins agreed that, prior to negotiating with any other person for such broadcast rights for the period subsequent to the term of the agreement, it will first negotiate with CBM for a new grant of such rights.

  The Florida Panthers have entered into an agreement with the Sunshine Network ("Sunshine"), a Florida joint venture, under which Sunshine obtained certain exclusive subscription telecast and over-the-air broadcast rights in certain of the Florida Panthers' games. Sunshine has entered into an agreement with CBM under which Sunshine has purchased from CBM the time for over-the-air broadcasts of certain Florida Panthers' games to which Sunshine has the broadcast rights.

  In August 1993, Blockbuster entered into a contract with the Florida Panthers whereby BEG contracted to pay an aggregate of $487,790 for advertising and sponsorship activities during the 1993-94 and 1994-95 hockey seasons, which amount is subject to reduction due to cancelled hockey games in the 1994-95 hockey season.

  In June 1993, Blockbuster and Mr. Huizenga formed a joint venture, Panthers Investment Venture (the "Venture"), pursuant to which Blockbuster received an option, which expired in 1994, to acquire a 50% limited partnership interest in the Florida Panthers in exchange for BEG's guarantee of a $20,000,000 bank loan to the Venture. Mr. Huizenga also has guaranteed such bank loan and has agreed to reimburse BEG for certain losses, if any, which may be incurred under BEG's guarantee. The Florida Panthers owns and operates the National Hockey League franchise in South Florida, and Mr. Huizenga is its sole limited partner and the sole stockholder of its corporate general partner.

  During the fiscal year ended December 31, 1994, BEG received from Donovan Entertainment, Inc. ("Donovan"), a franchise owner of BEG, an aggregate of approximately $288,719 for the purchase of inventory and equipment and in payment of franchise royalty fees. In September 1994, BEG acquired certain assets of Donovan, in exchange for the payment of $350,000 to Donovan. The assets acquired from Donovan consisted of one of the three Blockbuster Video stores which Donovan owned as a franchisee of BEG. H. Wayne Huizenga, Jr., a son of Mr. Huizenga, was a creditor of Donovan until September 1994 and thereafter has been a stockholder of Donovan. The Company believes that the terms of the acquisition of assets from Donovan were substantially similar to the terms of other acquisitions of similarly situated businesses of franchise owners. The Company also believes that the terms of the franchise and development agreements with Donovan were as favorable to BEG as those with BEG's other franchise owners and that the terms of such agreements were substantially similar to the terms of BEG's other franchise and development agreements.

  During the fiscal year ended December 31, 1994, BEC received from Dorn Video, Inc. ("Dorn"), a Florida corporation and a franchise owner of BEC, an aggregate of approximately $148,426 for the purchase of inventory and equipment and in payment of franchise royalty fees. H. Wayne Huizenga, Jr., a son of Mr. Huizenga, is a creditor of Dorn. The Company believes that the terms of development and franchise agreements with Dorn are as favorable to BEG as those with BEG's other franchise owners and that the terms of such agreements are substantially similar to the terms of BEG's other franchise and development agreements.

  In September 1994, Blockbuster acquired substantially all of the assets of Brevard Entertainment Corp. ("Brevard"), a franchisee of Blockbuster, in exchange for 197,423 shares of common stock of Blockbuster, which were valued at $25.575 per share. The assets acquired from Brevard consisted of all six of the Blockbuster Video stores which Brevard owned as a franchisee of Blockbuster. Bonnie J. Hudson and Harris W. Hudson, respectively the sister and brother-in-law of Mr. Huizenga, are, as joint tenants, majority stockholders in Brevard, and they received 168,529 of the shares of common stock of Blockbuster issued in the transaction. For the period from January 1, 1994 until the acquisition date, Blockbuster received an aggregate of approximately $680,014 from Brevard for the purchase of inventory and equipment and in payment of franchise royalty fees. The Company believes that the terms of the acquisition of assets from Brevard were substantially similar to the terms of other acquisitions of similarly situated businesses of franchise owners. The Company also believes that the terms of the franchise and development agreements with Brevard were as favorable to BEG as those with BEG's other franchise owners and that the terms of such agreements were substantially similar to the terms of BEG's other franchise and development agreements.

  In September 1994, Blockbuster entered into franchise and development agreements with Mountain High Video, Inc. ("Mountain High"), related to a single video store. During the fiscal year ended December 31, 1994, BEG received from Mountain High an aggregate of approximately $47,760 for the purchase of inventory and equipment and in payment of franchise royalty and development fees. Harris W. Hudson and Steven Hudson, respectively the brother-in-law and nephew of Mr. Huizenga, are the stockholders of Mountain High.

  In December 1992, Blockbuster entered into franchise and development agreements with Royal Palm Video, Inc. ("Royal Palm"), a Florida corporation. During the fiscal year ended December 31, 1994, BEG received an aggregate of approximately $281,263 from Royal Palm for the purchase of inventory and equipment and in payment of franchise and development fees . In February 1994, Blockbuster entered into franchise and development agreements with Polo Video, Inc. ("Polo"), a Florida corporation. During the fiscal year ended December 31, 1994, BEG received an aggregate of approximately $118,666 from Polo for the purchase of inventory and equipment and in payment of franchise and development fees. E. Charles Pike, a brother-in-law of Mr. Huizenga, is a principal stockholder of Royal Palm and Polo. The Company believes that the terms of the franchise and development agreements with Royal Palm and Polo are as favorable to BEG as those with BEG's other franchise owners, and that the terms of such agreements are substantially similar to the terms of BEG's other franchise and development agreements.

  For the fiscal year ended December 31, 1994, BEG paid approximately $1,963,116 to Psychemedics for testing services in connection with BEG's drug screening policy. Mr. Huizenga owns 11.5% of the common stock of Psychemedics and each of Mr. Huizenga's spouse, father and children own less than 1% of such common stock. The Company believes that the terms of the agreement with Psychemedics are as or more favorable to the Company than it could have obtained from an unaffiliated party using testing procedures substantially similar to those used by Psychemedics. The Company expects to continue to conduct business with Psychemedics in the future.

  On March 8, 1995, Spelling entered into an agreement with 2301 S.E. 17th St., Ltd. (the "Partnership"), the owner of the Hyatt Regency Pier Sixty Six hotel (the "Hotel") in Ft. Lauderdale, Florida in connection with the filming of a television pilot and series, if produced, entitled "Pier 66" on location in and around the Hotel (the "Premises"). Messrs. Berrard and Huizenga own an 8.33% and a 16.66% interest, respectively, in 2301 Joint Venture ("2301 JV"), a Florida general partnership. 2301 JV holds a 79.5% limited partnership interest in the Partnership. In consideration of the favorable publicity the Hotel will receive for being depicted in the pilot and series, Spelling will not be charged fees for the use of the Premises and the Hotel agrees to provide rooms during preproduction and production of the pilot and series, if produced. The estimated value of (i) the location filming rights and rooms being provided on the Pilot is $103,000 and (ii) the rooms being provided on the potential series is $297,000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the American Stock Exchange. Executive officers, directors and greater than ten percent stockholders are required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to furnish the Company with copies of all Section 16(a) forms they file. Based upon the Company's compliance program, as well as a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 1994, its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, except that Steven R. Bernard, a director of the Company, filed an amended report on Form 3 on April 28, 1995, which report reflected a correction to the number of shares of equity securities of the Company beneficially owned by Mr. Bernard at the time he became a director of the Company in November 1994 and H. Wayne Huizenga, a director of the Company, filed a report on Form 4 on April 28, 1995, which reported the gift of 500 shares of Class A Common Stock in December 1994.

CERTAIN LITIGATION

  Four putative class actions were filed by alleged Spelling stockholders in November 1994. By Order dated February 15, 1995, the four actions were consolidated under the caption In re Spelling Shareholder Litigation, Master File 94-8764 (AH), Circuit Court, Palm Beach County, Florida. Defendants in all actions include Spelling, the Company and the members of the Board of Directors of Spelling. All complaints alleged that the Company intends to acquire the 23% interest in Spelling it does not currently hold for inadequate consideration and in breach of the defendants' fiduciary duties. Two of the actions also alleged that the acquisitions of the Company's 77% interest in Spelling was done improperly so as to avoid payment of a control premium to the stockholders. Plaintiffs sought declaratory and injunctive relief preventing the alleged acquisition plan and damages. The Company believes that plaintiffs' allegations are speculative and without merit and intends to defend the claims vigorously. The plaintiffs have been directed to serve a single consolidated class action complaint to supersede all existing complaints and to move for class certification on or before May 18, 1995.

                             APPROVAL OF AMENDMENTS
                        TO THE VIACOM INC. 1989 AND 1994
                      LONG-TERM MANAGEMENT INCENTIVE PLANS

  The Viacom Inc. 1989 Long-Term Management Incentive Plan (the "1989 LTMIP") was adopted by the Board of Directors of the Company as of August 1, 1989 and, as amended by the Board to reflect the 1990 stock split effected as a dividend described above in "Performance Graphs", was approved by the stockholders of the Company at the 1990 Annual Meeting of Stockholders. The Viacom Inc. 1994 Long-Term Management Incentive Plan (the "1994 LTMIP" and, together with the 1989 LTMIP, the "LTMIP") was adopted by the Board of Directors of the Company on May 26, 1994 and approved by the stockholders of the Company at the 1994 Annual Meeting of Stockholders. The Board of Directors of the Company adopted amendments to the LTMIP on April 27, 1995, subject to the approval of such amendments by the affirmative vote of the holders of the majority of the shares of Class A Common Stock represented in person or by proxy and entitled to a vote at the Annual Meeting. These amendments (the "LTMIP Amendments"), which are more fully described below, permit the Compensation Committee (the "Committee") to have the discretion to extend for up to specified limited periods of time the periods during which participants in the LTMIP whose employment with the Company terminates can exercise LTMIP stock options that are exercisable at the time of their termination. The Board recommends that the stockholders approve the LTMIP Amendments. The Company has been advised that NAI intends to vote all of its shares of Class A Common Stock for the approval of the LTMIP Amendments. Such vote will be sufficient to approve the LTMIP Amendments without any action on the part of any other stockholder of the Company.

LTMIP GENERALLY

  The following description of the material features of the LTMIP and the LTMIP Amendments is qualified in its entirety by the full text of the 1994 LTMIP and 1989 LTMIP, as amended by the LTMIP Amendments, as set forth in Exhibits A-1 and A-2 to this Proxy Statement.

  The 1989 LTMIP provided for grants of stock options to purchase shares of Common Stock ("Stock Options"), stock appreciation rights ("SARs"), restricted shares ("Restricted Shares") of Common Stock and phantom shares ("Phantom Shares"). Annual grants of Stock Options were made under the 1989 LTMIP during the period from 1990 through 1993. The 1989 grant under this Plan consisted of Stock Options and Phantom Shares. The terms and conditions of such grants are described in more detail below. The 1989 LTMIP terminated on August 1, 1994 and no additional grants were made after that date.

  The 1994 LTMIP provides for grants of Stock Options to purchase shares of Class B Common Stock, SARS, Restricted Shares of Class B Common Stock and Phantom Shares, the terms and conditions of which are described in more detail below. Approximately 800 key employees of the Company are eligible for grants under the 1994 LTMIP. The terms of the 1994 LTMIP Stock Option grants to Mr. Biondi and the other four named executive officers are described above in the "Compensation Committee Report on Executive Compensation" and the Summary Compensation and Option Grant Tables. All executive officers of the Company as a group received grants of 1,726,200 Stock Options under this Plan in 1994, representing such executives' grants for 1994 and 1995. Approximately 150 key employees of the Company received grants of 3,963,362 Stock Options under this Plan in 1994. Compensation relating to awards under the 1994 LTMIP is generally intended to qualify as "performance-based compensation" which is excluded from the $1,000,000 limit on deductible compensation set forth in Section 162(m) of the Code.

  The maximum aggregate number of shares of Class B Common Stock that may be granted under the 1994 LTMIP (whether reserved for issuance upon grants of Stock Options or SARs or granted as Restricted Shares) is 10,000,000. Shares of Class B Common Stock covered by expired or terminated Stock Options or SARs and Restricted Shares that are forfeited under the terms of the 1994 LTMIP will not be counted in applying such limit on grants under the 1994 LTMIP. The maximum aggregate number of (i) shares of Class B Common Stock that may be granted subject to the Stock Options or SARs or granted as Restricted Shares and (ii) Phantom Shares to any employee at the level of Senior Vice President of the Company or above during any calendar year is 1,000,000. The fair market value of a share of Class B Common Stock was $46.375 as of April 17, 1995. Grants under the 1994 LTMIP are authorized by the Committee in its sole discretion. For this reason it is not possible to determine the benefits or amounts that will be received by any particular employees or group of employees in the future.

ADMINISTRATION

  The LTMIP is administered by the Committee, which selects from among the group of eligible employees, those individuals (the "Participants") who receive grants under the LTMIP. The Compensation Committee must be comprised of at least three directors, each of whom must be a disinterested person within the meaning of Rule 16b-3 of the Exchange Act.

STOCK OPTIONS

  Stock Options can be either incentive stock options ("Incentive Stock Options") or options that do not qualify as Incentive Stock Options for federal income tax purposes ("Non-Qualified Stock Options"), as determined by the Committee. All Stock Options granted under the LTMIP have been Non-Qualified Stock Options. For a description of the federal tax consequences associated with the grant and exercise of Non-Qualified Stock Options, see the discussion below under "Approval of the Viacom Inc. 1994 Stock Option Plan for Outside Directors -- Tax Consequences".

  Subject to certain limits described below, the Committee determines the exercise price of Stock Options, the vesting schedule applicable to such Stock Options and the period during which they can be exercised. The per share exercise price of Stock Options cannot be, with respect to Nonqualified Stock Options, less than 50% and, with respect to Incentive Stock Options, less than 100% of the fair market value on the date of grant of a share of Common Stock for 1989 LTMIP Stock Options and the Class B Common Stock for 1994 LTMIP Stock Options. No Stock Option can be exercised less than six months after the date of grant or more than ten years after the date of grant. Each share of Common Stock purchased through the exercise of a Stock Option must be paid in full at the time of exercise in cash or, in the discretion of the Committee, in shares of Common Stock (or other Company securities designated by the Committee) or in a combination of cash and shares (or such other securities).

PROPOSED AMENDMENTS

  The LTMIP currently provide as follows:

  . If the employment of a Participant terminates for any reason other than death or for "cause", his Stock Options can be exercised for three months after the date of such termination but not beyond the expiration date of such Stock Options.

  . In the event of a Participant's permanent disability, he may exercise his Stock Options to the extent exercisable at the onset of such disability for one year after such date but not beyond the expiration date of such Stock Options.

  . In the event of a Participant's death, his stock options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or by the laws of descent and distribution for one year after such death (or such longer period as may in a special case be fixed by the Committee) but not beyond the expiration date of such Stock Options.

  . If a Participant's employment is terminated for "cause", then, unless the Committee determines otherwise, all Stock Options (whether or not then vested) will be forfeited by the Participant effective as of the date of such termination.

  The LTMIP Amendments would provide as follows:

  . The Committee would have the discretion to permit a Participant whose employment terminates for any reason other than death or for "cause" to exercise his Stock Options to the extent exercisable as of the date of termination for a period determined by the Committee but not in excess of the longer of six months following the date of termination or two years from the date of grant and not beyond the expiration date of such Stock Options.

  . The Committee would have the discretion to permit a Participant who becomes permanently disabled to exercise his Stock Options to the extent exercisable at the onset of such disability for two years after the onset of permanent disability but not beyond the expiration date of such Stock Options.

The provisions relating to the exercise of Stock Options in the event of the Participant's death or termination for "cause" would not change.

  For a description of the amendments that the Company has agreed to make to Mr. Biondi's 1994 LTMIP Stock Option grant, assuming the LTMIP Amendments are approved at the Annual Meeting, see the discussion above under "Employment Contracts." Also discussed above under "Employment Contracts" are the periods that Messrs. Dauman, Dooley and Horowitz will be permitted to exercise their LTMIP Stock Options in the event of a termination of employment without "cause" or voluntary termination for "good reason", assuming the LTMIP Amendments are approved at the Annual Meeting. It is not possible to quantify the effect of the LTMIP Amendments on the outstanding LTMIP Stock Options.

SARS

  The Committee may grant SARs under the 1994 LTMIP only in tandem with Stock Options, either at the time of grant or by amendment at any time prior to the exercise, expiration or termination of such Stock Options. Each SAR entitles the holder to surrender the related Stock Option in lieu of exercise for an amount equal to the excess of the fair market value of the share of Class B Common Stock subject to the Stock Option over the exercise price of such Stock Option. This amount will be paid in cash or, in the discretion of the Committee, in shares of Class B Common Stock (or other Company securities designed by the Committee) or in a combination of cash and shares (or such other securities). No SAR can be exercised unless the related Stock Option is then exercisable.

RESTRICTED SHARES

  Any Restricted Shares granted under the 1994 LTMIP will be subject to a vesting schedule established by the Committee; provided, that no Restricted Shares shall vest until at least six months after the date of grant. The Committee may, in its discretion, accelerate the dates on which Restricted Shares vest. Stock certificates representing the number of Restricted Shares granted to a Participant will be registered in the registrant's name as of the date of grant but remain held by the Company. The Participant will have all rights as a holder of such shares of Class B Common Stock except that (i) the Participant will not be entitled to delivery of such certificates until the shares represented thereby have vested, (ii) the Restricted Shares cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested, and (iii) if the Participant's employment terminates for any reason or, in the event of the Participant's death, retirement or permanent disability, the Restricted Shares will be forfeited as of the date of such event (unless, in a special case, the Committee determines otherwise with respect to some or all of the unvested Restricted Shares).

PHANTOM SHARES

  The value of any Phantom Shares granted under the 1994 LTMIP will be determined by reference to the fair market value of a share of Class B Common Stock and cash payments are made with respect to such Phantom Shares based, subject to any applicable limit on the maximum amount payable, on any increase in value ("appreciation value") determined as of certain valuation dates over their "initial value". The 1994 LTMIP empowers the Committee to determine the initial value of the Phantom Shares as of the date of grant; provided, that the initial value of a Phantom Share shall not be less than 50% of the average fair market value of a share of Class B Common Stock over the 30-day period ending on the date of grant. The 1994 LTMIP further empowers the Committee to determine the valuation dates (not later than the eighth anniversary of the date of grant) applicable to a grant of Phantom Shares, the period (not in excess of five years from the date of grant) during which the Phantom Shares vest and any limit on the maximum amount of appreciation value payable for the Phantom Shares.

  The value of the Phantom Shares granted under the 1989 LTMIP is determined by reference to the fair market value of a share of Class A Common Stock and a share of Class B Common Stock and cash payments will be made with respect to such Phantom Shares based, subject to a $32 limit on the maximum amount payable, on the increase in value determined as of the valuation dates over their initial value of $58.

  If a Participant's employment terminates for any reason other than for "cause" or, in the event of the Participant's death, retirement or permanent disability, then, unless the Committee determines otherwise, the cash payments for such Participant's Phantom Shares will be the lesser of the appreciation value determined as of the date of such termination or event or as of the originally scheduled valuation dates and such payments will be made after the originally scheduled valuation dates. All rights with respect to Phantom Shares that are not vested as of the date of such termination or event, as the case may be, will be relinquished by the Participant. If a Participant's employment is terminated for "cause", all Phantom Shares (whether or not vested) will be forfeited by the Participant.

ADJUSTMENTS

  In the event of certain "Reorganization Events" (as defined in the LTMIP) affecting the Company, the Committee will take one of the following actions (determined in its sole discretion), unless a given Participant agrees otherwise. With respect to the Stock Options, SARs and Restricted Shares, the Committee will (1) cause the surviving entity or new owner of the Company to adopt the LTMIP and outstanding agreements (subject to equitable adjustment as specified in the LTMIP), (2) cause the surviving entity or new owner to grant substitute stock options, stock appreciation rights or restricted shares with an equivalent value, (3) solely with respect to outstanding Stock Options, provide for payment upon their termination or cancellation in cash or securities equal to the excess of the fair market value of the shares of the applicable class of Common Stock subject to such Stock Options over the aggregate exercise price of such Stock Options, or (4) accelerate the vesting dates of outstanding Stock Options, SARs and Restricted Shares. With respect to Phantom Shares granted pursuant to the LTMIP, the Committee will (1) cause the surviving entity or new owner of the Company to adopt the LTMIP and outstanding agreements (subject to certain equitable adjustments specified in the LTMIP), or (2) determine the appreciation value of Phantom Shares with reference to the consideration to be paid for the applicable class of Common Stock in the Reorganization Event and modify the LTMIP and outstanding agreements, if appropriate, to provide that payments will be based on the appreciation value of the Phantom Shares as so determined. If, however, the Committee determines that the previous actions would be a material impediment to the Reorganization Event, the Committee is authorized to take such other action as it deems equitable and appropriate to provide each Participant with a benefit equivalent to that which he would have received had the Reorganization Event not occurred. In the event a division or subsidiary of the Company is acquired by another entity or the Company is dissolved, liquidated or reorganized other than in a Reorganization Event, or the Board of Directors of the Company proposes any of such transactions or events, the Committee is also authorized to make such adjustments, if any, as it determines are equitable or appropriate to provide each Participant with a benefit equivalent to that to which he would have been entitled had such transaction or event not occurred.

  In the event of a stock dividend or split or certain other changes in the capital structure of the Company which affect the Common Stock, the Committee will, in its discretion, make any of the following adjustments to provide each Participant with a benefit equivalent to the benefit to which he would have been entitled had such event not occurred: (i) adjust the number of shares of the applicable class of Common Stock subject to Stock Options or SARs or the number of Restricted Shares or Phantom Shares granted to each Participant, (ii) adjust the exercise price of shares of the applicable class of Common Stock subject to such Stock Options or SARs or the initial value of such Phantom Shares, and (iii) make any other adjustments, or take such other action, as the Committee deems appropriate.

TRANSFER RESTRICTIONS, ETC.

  The rights of a Participant with respect to the Stock Options, SARs, Restricted Shares or Phantom Shares granted under the LTMIP are not transferable by the Participant other than by will or the laws of descent and distribution. Except as described above, no grant under the LTMIP entitles a Participant to any rights of a holder of shares of Common Stock, nor will any grant be construed as giving any employee a right to continued employment with the Company.

LTMIP AMENDMENT AND TERM

  The Board of Directors of the Company may at any time alter, amend, suspend or terminate the LTMIP in whole or in part, except that any amendment which must be approved by the stockholders of the Company in order to maintain the continued qualification of the LTMIP under Rule 16b-3 under the Exchange Act will not be effective unless and until such stockholder approval has been obtained in compliance with such rule. As described above, the 1989 LTMIP terminated on August 1, 1994, and no further grants have been made under the 1989 LTMIP since that date. Unless terminated earlier by action of the Board of Directors of the Company, the 1994 LTMIP will terminate on May 26, 1999, and no additional grants under the 1994 LTMIP will be made after that date.

                        APPROVAL OF THE 1994 VIACOM INC.
                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

  The Board of Directors adopted (with Outside Directors Messrs. Abrams, Ferguson, Miller, Salerno and Schwartz abstaining) the Viacom Inc. 1994 Stock Option Plan for Outside Directors (the "1994 Outside Directors' Plan") on November 8, 1994, subject to the approval of the 1994 Outside Directors' Plan by the affirmative vote of the holders of a majority of the shares of Class A Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. The Board recommends the stockholders approve the 1994 Outside Directors' Plan. The Company has been advised that NAI intends to vote all of its shares of Class A Common Stock for the approval of the 1994 Outside Directors' Plan. Such vote will be sufficient to approve the 1994 Outside Directors' Plan without any action on the part of any other stockholder of the Company.

1994 OUTSIDE DIRECTORS' PLAN GENERALLY

  The following description of the material features of the 1994 Outside Directors' Plan is qualified in its entirety by the full text of the 1994 Outside Directors' Plan, as set forth in Exhibit B to this Proxy Statement.

  The 1994 Outside Directors' Plan provides for the following grants of stock options (collectively, the "1994 Outside Directors' Stock Options"): (i) automatic one-time grants on November 8, 1994 of stock options to purchase 1,500 shares of Class B Common Stock to each person who was an Outside Director on November 8, 1994; (ii) automatic one-time grants on November 8, 1994 of stock options to purchase 10,000 shares of Class B Common Stock to each person who was an Outside Director both on November 8, 1994 and in July 1987; and
(iii) automatic grants of stock options to purchase 1,500 shares of Class B Common Stock to each person who is an Outside Director on August 1, 1995 and on each of the second through ninth anniversaries thereof.

  The total number of shares of Class B Common Stock reserved for issuance upon grant of 1994 Outside Directors' Stock Options is 200,000, subject to adjustments, as more fully described below. Shares of Class B Common Stock covered by expired or terminated Stock Options will not be counted in applying such limit on grants of 1994 Outside Directors' Stock Options.

ADMINISTRATION

  The 1994 Outside Directors' Plan is administered by the members of the Board of Directors of the Company who are not Outside Directors.

1994 OUTSIDE DIRECTORS' STOCK OPTIONS

  On November 8, 1994, Messrs. Abrams, Miller and Schwartz each received 1994 Outside Directors' Stock Options to purchase 11,500 shares of Class B Common Stock and Messrs. Ferguson and Salerno each received 1994 Outside Directors' Stock Options to purchase 1,500 shares of Class B Common Stock, each with a per share exercise price of $37 7/8 which was the closing price of a share of Class B Common Stock on the American Stock Exchange on the date of grant. The fair market value of a share of Class B Common Stock was $46.375 as of April 17, 1995. The 1994 Outside Directors' Stock Option grants to Messrs. Abrams, Ferguson, Miller, Salerno and Schwartz are subject to stockholder approval of the 1994 Outside Directors' Plan at the Annual Meeting.

  The 1994 Outside Directors' Plan provides that each person who is an Outside Director on August 1, 1995 and each of the second through ninth anniversaries thereof will receive automatic grants of 1994 Outside Directors' Stock Options to purchase 1,500 shares of Class B Common Stock, effective as of the date of such grant, with a per share exercise price equal to the closing price on that date of a share of Class B Common Stock on the American Stock Exchange or such other national securities exchange as may be designated by the Board.

  Each grant of 1994 Outside Directors' Stock Options vests on the first anniversary of the date of grant. No 1994 Outside Directors' Stock Option may be exercised less than six months after the date of grant or more than ten years after the date of grant. Each share of Class B Common Stock purchased through the exercise of a 1994 Outside Directors' Stock Option must be paid in full at the time of exercise in cash.

  An Outside Director may exercise his 1994 Outside Directors' Stock Options up to one year after the Outside Director ceases to serve for any reason, including death or permanent disability, as a member of the Board of Directors; provided, however, that the 1994 Outside Directors' Stock Options are exercisable only to the extent exercisable on the date of termination and in no event after the 1994 Outside Directors' Stock Options have otherwise expired.

ADJUSTMENTS

  In the event of certain "Reorganization Events" (which are defined substantially identically in the LTMIP and the 1994 Outside Directors' Plan) affecting the Company, all of the 1994 Outside Directors' Stock Options shall be immediately exercisable as of the date of such event. In the event of a stock dividend or split or certain other changes in the capital structure of the Company which affect the Class B Common Stock, the 1994 Outside Directors' Stock Options will be adjusted in the same manner as the stock options granted under the 1994 LTMIP are adjusted.

TRANSFER RESTRICTIONS, ETC.

  Except to the extent permitted by the rules under Section 16(b) of the Exchange Act, the rights of an Outside Director with respect to the 1994 Outside Directors' Stock Options are not transferable by the Outside Director other than by will or the laws of descent and distribution. No grant of 1994 Outside Directors' Stock Options entitles an Outside Director to any rights of a holder of shares of Class B Common Stock, except upon delivery of share certificates upon exercise of a 1994 Outside Directors' Stock Option, nor will any such grant be construed as giving an Outside Director the right to remain a member of the Board of Directors.

AMENDMENT AND TERM

  The Board of Directors may at any time alter, amend, suspend or terminate the 1994 Outside Directors' Plan in whole or in part. The provisions with respect to eligibility or the time or amount of grants, however, will not be amended more than once every six months other than to comply with applicable law. Any amendment which must be approved by the stockholders of the Company under the requirements of applicable law or in order to maintain the continued qualification of the 1994 Outside Directors' Plan under Rule 16b-3(c)(2)(ii) under the Exchange Act will not be effective unless and until such stockholder approval has been obtained in compliance with such rule. Unless terminated earlier by action of the Board of Directors, the 1994 Outside Directors' Plan will terminate on November 8, 2004, and no additional grants of 1994 Outside Directors' Stock Options may be made after that date.

TAX CONSEQUENCES

  The 1994 Outside Directors' Stock Options are "non-qualified stock options" that do not qualify as incentive stock options for federal income tax purposes. Accordingly, the grant of 1994 Outside Directors' Stock Options generally will not result in the recognition of taxable income by the Outside Director or in a tax deduction to the Company or its subsidiaries. Upon exercise of a 1994 Outside Directors' Stock Option, an Outside Director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares purchased over the exercise price of such Stock Option. The amount of the income so recognized is subject to income tax withholding and a tax deduction equal to the amount of such income is allowable to the Company. Gain or loss upon a subsequent sale of the stock received upon exercise of a 1994 Outside Directors' Stock Option generally would be taxed as capital gain or loss (long-term or short-term, depending on the holding period of the stock sold).

               APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors recommends that the stockholders approve the appointment of Price Waterhouse LLP as independent accountants to serve until the Annual Meeting of Stockholders in 1996.

  In connection with the audit function for 1994, Price Waterhouse LLP also reviewed the Company's annual report on Form 10-K and its filings with the Commission, including the filings in connection with the Mergers and provided certain other accounting, tax and consulting services.

  Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they so desire. They will also be available to respond to questions at the Annual Meeting.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, Management does not intend to present and has not been informed that any other person intends to present any matter for action not specified in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the Proxies will act in respect thereof in accordance with their best judgment.

  In order for proposals by stockholders to be considered for inclusion in the Proxy and Proxy Statement relating to the 1996 Annual Meeting of Stockholders, such proposals must be received at the principal executive offices of the Company on or before December 30, 1995.

                                         By Order of the Board of Directors,

                                         /s/ Philippe P. Dauman
                                         Philippe P. Dauman
                                         Secretary

                                ---------------

THE COMPANY HAS SENT A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF ITS STOCKHOLDERS OF RECORD ON APRIL 3, 1995 AND EACH BENEFICIAL STOCKHOLDER ON THAT DATE. IF YOU HAVE NOT RECEIVED YOUR COPY, THE COMPANY WILL PROVIDE A COPY WITHOUT CHARGE (A REASONABLE FEE WILL BE CHARGED FOR EXHIBITS), UPON RECEIPT OF WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, ATTENTION SECRETARY.

                                                                     EXHIBIT A-1

                                  VIACOM INC.

                    1994 LONG-TERM MANAGEMENT INCENTIVE PLAN
                (AS AMENDED AND RESTATED THROUGH APRIL 27, 1995)

                                   ARTICLE I

                                    GENERAL

SECTION 1.1  PURPOSE.

  The purpose of the Viacom Inc. 1994 Long-Term Incentive Plan (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by rewarding certain key employees of the Company and its subsidiaries for their contributions to the financial success of the Company and thereby motivate them to continue to make such contributions in the future.

SECTION 1.2  DEFINITIONS.

  As used in the Plan, the following terms shall have the following meanings:

  (a) "Agreement" shall mean the written agreement governing a Grant under the Plan, in a form approved by the Committee, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

  (b) "Appreciation Value" shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or date of termination of employment or of the Participant's death, retirement or Permanent Disability (as described in Section 4.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

  (c) "Beneficiary" or "Beneficiaries" shall mean the person(s) designated by the Participant pursuant to the provisions of the Agreement to receive payments pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by the Participant or if no Beneficiary is living at the time such a payment is due pursuant to such Agreement, payments shall be made to the estate of the Participant. The Agreement shall provide the Participant with the right to change the designated Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee in accordance with such rules as may be specified by the Committee. No such written designation shall be effective unless received by the Committee prior to the date of death of the Participant.

  (d) "Board" shall mean the Board of Directors of the Company.

  (e) "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.01 per share, of the Company.

  (f) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

  (g) "Committee" shall mean the Compensation Committee of the Board (or such other Committee as may be appointed by the Board) except that (i) the number of directors on the Committee shall be not less than three and (ii) each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

  (h) "Date of Grant" shall mean the date of the Grant of the Stock Options, Stock Appreciation Rights, Restricted Shares and/or Phantom Shares as set forth in the applicable Agreement.

                                      A1-1

  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

  (j) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price of a share of the Class B Common Stock on the American Stock Exchange or such other national securities exchange as may be designated by the Committee, or, in the event that the Class B Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid per share of the Class B Common Stock on such automated quotation system or, in the event that the Class B Common Stock is not quoted on any such system, the average of the closing bid prices per share of the Class B Common Stock as furnished by a professional marketmaker making a market in the Class B Common Stock designated by the Committee.

  (k) "Grant" shall mean a grant under the Plan which may consist of a grant of Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares or a combination of any of the above.

  (l) "Initial Value" shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine; provided, however, that in no event shall the Initial Value be less than 50% of the Value of the relevant Phantom Share as of the Date of Grant.

  (m) "Outstanding Phantom Share" shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

  (n) "Outstanding Stock Option" shall mean a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired in accordance with its terms.

  (o) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.4 hereof and to whom an outstanding Grant has been made under the Plan.

  (p) "Permanent Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company or a subsidiary thereof for the Participant and in effect on the date of the onset of the Participant's Permanent Disability, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition in the applicable Agreement.

  (q) "Phantom Share" shall mean a contractual right granted to a Participant pursuant to Article IV, to receive an amount equal to the Appreciation Value at such time, and subject to such terms and conditions, as are set forth in the Plan and the applicable Agreement.

  (r) "Restricted Share" shall mean a share of Class B Common Stock granted to a Participant pursuant to Article III, which is subject to the restrictions set forth in Section 3.3 hereof, and subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement.

  (s) "Retirement" shall mean the resignation or termination of employment after attainment of an age required for payment of an immediate pension pursuant to the terms of any qualified retirement plan maintained by the Company or a subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion.

  (t) "Stock Appreciation Right" shall mean a contractual right granted to a Participant pursuant to Article II, to receive an amount determined in accordance with Section 2.5 of the Plan.

  (u) "Stock Option" shall mean a contractual right granted to a Participant pursuant to Article II, to purchase Class B Common Stock at such time and price, and subject to such other terms and conditions, as are set forth in the Plan and the applicable Agreement. Stock Options may be "Incentive Stock Options" within the meaning of Section 422 of the Code or "Non-Qualified Stock Options" which do not meet the requirements of such Code section.

                                      A1-2

  (v) "Termination for Cause" shall mean a termination of employment with the Company or any of its subsidiaries which, as determined by the Committee, is by reason of (i) "cause" as such term or a similar term is defined in any employment agreement applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, (x) a failure or refusal by a Participant to substantially perform a material duty of such Participant's employment, (y) the commission by the Participant of a felony or the perpetration by the Participant of a dishonest act or common law fraud against the Company or any subsidiary thereof, or (z) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any subsidiary thereof.

  (w) "Valuation Date" shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 4.2(a) hereof.

  (x) The "Value" of a Phantom Share shall be determined by reference to the "average Fair Market Value" of a share of Class B Common Stock. The "average Fair Market Value" on a given date of a share of Class B Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a Grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the Class B Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period, and (ii) shall equal the number of days on which the Class B Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period.

  (y) To "vest" a Stock Option, Stock Appreciation Right, Restricted Stock or Phantom Share held by a Participant shall mean to render such Stock Option, Stock Appreciation Right, Restricted Share or Phantom Share nonforfeitable, except where, with respect to Stock Options, Stock Appreciation Rights and Phantom Shares, a Participant's employment ends because of a Termination for Cause.

SECTION 1.3 ADMINISTRATION OF THE PLAN.

  The Plan shall be administered by the Committee which shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding to all matters relating to the Plan. The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below and to determine the number of Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares (or combination thereof) to be granted to each Participant.

SECTION 1.4 ELIGIBLE PERSONS.

  Grants may be awarded only to key employees of the Company or one of its subsidiaries. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or a subsidiary of the Company for services performed as an employee of the Company or any of its subsidiaries.

SECTION 1.5 CLASS B COMMON STOCK SUBJECT TO THE PLAN.

  The total aggregate number of shares of Class B Common Stock that may be distributed under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Shares) shall be 10,000,000, subject to adjustment pursuant to Section 5.2 hereof. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company. The delivery of shares of Class B Common Stock upon exercise of a Stock Option or Stock Appreciation Right in any manner and the vesting of Restricted Shares shall result in a decrease in the number of shares which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Option or Stock Appreciation Right is exercised or by the number of Restricted Shares which vest. Shares of Class B Common

                                      A1-3

Stock with respect to which Stock Options and Stock Appreciation Rights expire, are cancelled without being exercised or are otherwise terminated may be regranted under the Plan. Restricted Shares that are forfeited for any reason shall not be deemed granted for purposes of this Section 1.5 and may thereafter be regranted under the Plan.

SECTION 1.6 LIMIT ON ANNUAL GRANTS TO PARTICIPANTS.

 The maximum aggregate number of (i) shares of Class B Common Stock that may be distributed under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Shares) and (ii) Phantom Shares that may be granted under the Plan during any calendar year to any Participant at the level of Senior Vice President of the Company or above is 1,000,000.

SECTION 1.7 AGREEMENTS.

  Each Agreement (i) shall state the Date of Grant and the name of the Participant, (ii) shall specify the terms of the Grant, (iii) shall be signed by the Participant and a person designated by the Committee, (iv) shall incorporate the Plan by reference and (v) shall be delivered to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable.

                                   ARTICLE II

                     PROVISIONS APPLICABLE TO STOCK OPTIONS

SECTION 2.1 GRANTS OF STOCK OPTIONS.

  The Committee may from time to time grant to eligible employees Stock Options on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Stock Options shall specify the number of Stock Options granted, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options and the period during which such Stock Options may be exercised.

SECTION 2.2 EXERCISE PRICE.

  The Committee shall establish the per share exercise price at the time any Stock Option is granted at such amount as the Committee shall determine, except that such exercise price shall not be less than 50% of the Fair Market Value of a share of Class B Common Stock subject to the Option on the Date of Grant and that, with respect to an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant. The exercise price will be subject to adjustment in accordance with the provisions of Article 5.2 of the Plan.

SECTION 2.3 EXERCISE OF STOCK OPTIONS.

  (a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein. A Participant shall vest in Stock Options over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement. The Committee may, however, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

  (b) Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised; provided, however, that anything in the Plan or in the applicable Agreement to the contrary notwithstanding:

    (i) Earliest Exercise Date. No Stock Option granted under the Plan shall be exercisable until six months after the Date of Grant thereof.

    (ii) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

                                      A1-4

    (iii) Registration Restrictions. A Stock Option shall not be exercisable, no transfer of shares of Class B Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable Federal or state securities or blue sky laws or (B) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock subject to such Stock Option under any Federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

  (c) Exercise in the Event of Termination of Employment, Retirement, Death or Permanent Disability.

    (i) Termination other than for Cause, Retirement, Death or Permanent Disability. In the event that (A) the Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the voluntary termination by the Participant, the termination by the Company or any of its subsidiaries other than for Cause or the Participant's Retirement, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of three months after the date of such termination or Retirement (or such longer period, not in excess of the longer of six months after the date of such termination or Retirement or the second anniversary of the Date of Grant of such Stock Options, as may be determined by the Committee, in its discretion) or the expiration of such Stock Options, (B) a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the earlier of one year after such death (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such one-year period) or the expiration of such Stock Options, and (C) the Permanent Disability of the Participant occurs, the Participant may exercise his Outstanding Stock Options to the extent exercisable upon date of the onset of such Permanent Disability until the earlier of one year after such date (or such longer period not in excess of two years after such date as may be determined by the Committee, in its discretion) or the expiration of such Stock Options. Upon the occurrence of an event described in clauses (A), (B) or (C) of this Section 2.3(c)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

    (ii) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, then unless the Committee, in its discretion, determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

    (iii) Maximum Exercise Period. Anything in this Section 2.3 to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

SECTION 2.4 PAYMENT OF PURCHASE PRICE UPON EXERCISE.

  Every share purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designed by the Committee or in a combination of cash, shares or such other securities.

SECTION 2.5 STOCK APPRECIATION RIGHTS.

  The Committee may grant Stock Appreciation Rights only in tandem with a Stock Option, either at the time of Grant or by amendment at any time prior to the exercise, expiration or termination of such Stock Option. Each Stock

                                      A1-5

Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right shall entitle the holder to surrender to the Company the related Stock Option unexercised and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Class B Common Stock subject to such Stock Option, determined as of the day preceding the surrender of such Stock Option, over the Stock Option aggregate exercise price. Such amount shall be paid in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares or such other securities.

                                  ARTICLE III

                   PROVISIONS APPLICABLE TO RESTRICTED SHARES

SECTION 3.1 GRANTS OF RESTRICTED SHARES.

  The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Restricted Shares shall specify the number of Restricted Shares granted and the vesting schedule (as provided for in Section 3.2 hereof) for such Restricted Shares.

SECTION 3.2 VESTING.

  The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time and the increments in which a Participant shall vest in the Grant of Restricted Shares; provided, however, that no such Restricted Share shall vest until six months after the Date of Grant thereof.

SECTION 3.3 RIGHTS AND RESTRICTIONS GOVERNING RESTRICTED SHARES.

  As of the Date of Grant of Restricted Shares, one or more certificates representing the appropriate number of shares of Class B Common Stock granted to a Participant shall be registered in his name but shall be held by the Company for the account of the Participant. The Participant shall have all rights of a holder as to such shares of Class B Common Stock (including, to the extent applicable, the right to receive dividends and to vote), subject to the following restrictions: (a) the Participant shall not be entitled to delivery of certificates representing such shares of Class B Common Stock until such shares have vested; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (c) except as otherwise provided in Section 3.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant's termination of employment with the Company for any reason or the Participant's death, Retirement or Permanent Disability.

SECTION 3.4 ADJUSTMENT WITH RESPECT TO RESTRICTED SHARES.

  Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest.

SECTION 3.5 DELIVERY OF RESTRICTED SHARES.

  On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares and one or more stock certificates for the appropriate number of shares of Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable Federal or state securities laws.

SECTION 3.6 TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR PERMANENT
DISABILITY.

  In the event that (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its subsidiaries other than for Cause,

                                      A1-6
termination by the Company or any of its subsidiaries for Cause or the Participant's retirement, or (ii) the Participant's death or Permanent Disability, prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless, other than in the case of a termination by the Company or its subsidiaries for Cause, the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant's unvested Restricted Shares shall vest as of the date of such event, in which case certificates representing such shares shall be delivered, in accordance with Section 3.5 above, to the Participant or in the case of the Participant's death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

                                   ARTICLE IV

                    PROVISIONS APPLICABLE TO PHANTOM SHARES

SECTION 4.1 GRANTS OF PHANTOM SHARES.

  The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Class B Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 4.3 hereof) for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 4.4 hereof) for such Phantom Shares.

SECTION 4.2 APPRECIATION VALUE.

  (a) Valuation Dates; Measurement of Appreciation Value. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date. Unless otherwise determined by the Committee, each Valuation Date shall be December 15 and no Valuation Date shall occur later than the year in which the eighth (8th) anniversary of the Date of Grant occurs.

  (b) Payment of Appreciation Value. Except as otherwise provided in Section
4.5 hereof, and subject to the limitation contained in Section 4.4 hereof, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash in a lump sum as soon as practicable following the Valuation Date applicable to such Phantom Share.

SECTION 4.3 VESTING.

  The Committee may, in its discretion, provide in the Agreement that Phantom Shares granted thereunder shall vest (subject to such terms and conditions as the Committee may provide in the Agreement) over such period of time, not in excess of five years from the Date of Grant, as may be specified in a vesting schedule contained therein.

SECTION 4.4 LIMITATION ON PAYMENT.

  The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

SECTION 4.5 TERMINATION OF EMPLOYMENT, DEATH, RETIREMENT OR PERMANENT
DISABILITY.

  (a) Voluntary Termination, Termination by the Company Other Than for Cause, Death, Retirement or Permanent Disability. If, before the occurrence of one or more Valuation Dates applicable to the Participant's Outstanding Phantom Shares, (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of the voluntary termination by the Participant, the termination by the Company or any of its subsidiaries other than for Cause or the Participant's Retirement or (ii) the Participant's death or Permanent Disability occurs, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the

                                      A1-7

Participant's rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant or the Participant's Beneficiary following the originally scheduled Valuation Date applicable thereto in accordance with
Section 4.2(b) hereof. Upon the occurrence of an event described in this
Section 4.5(a), all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.

  (b) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

                                   ARTICLE V

           EFFECT OF CERTAIN CORPORATE CHANGES AND CHANGES IN CONTROL

SECTION 5.1 EFFECT OF REORGANIZATION.

  In the event that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of more than fifty percent (50%) of the issued and outstanding equity securities of the Company (for purposes of this Section 5.1, the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange Act),
(iii) all or substantially all of the assets of the Company are acquired by another corporation, person or entity (each such event in (i) or (ii) or any other similar event or series of events which results in an event described in
(i), (ii) or (iii), being hereinafter referred to as a "Reorganization Event") or (iv) the Board shall propose that the Company enter into a Reorganization Event, then the following shall apply:

    (a) With respect to Stock Options and Stock Appreciation Rights granted pursuant to Article II hereof and with respect to Restricted Shares granted pursuant to Article III hereof, the Committee shall take one of the following actions, the choice of which being in its sole discretion, unless, in the case of any Participant, the Participant agrees otherwise:
  (i) cause the surviving entity or new owner, as the case may be, to agree to adopt the Plan and maintain it, with respect to all Outstanding Stock Options, Stock Appreciation Rights and Restricted Shares, in accordance with the terms in effect as of the date of the Reorganization Event, and to agree to adopt the related Agreements and to continue to effect their respective terms as such terms were in effect as of the date of the Reorganization Event, except that equitable adjustments shall be made, if appropriate, to reflect the relative values of the Class B Common Stock immediately prior to and following the occurrence of the Reorganization Event; (ii) cause the surviving entity or new owner, as the case may be, to grant new stock options and stock appreciation rights, if applicable, (the "Substitute Options"), in substitution for the unexercised Stock Options and Stock Appreciation Rights as of the date of the Reorganization Event or to award new restricted shares (the "New Restricted Shares") in substitution for the unvested Restricted Shares, as of the date of the Reorganization Event; provided, however, that such Substitute Options or such New Restricted Shares, as the case may be, shall have a value, as of the date of such Reorganization Event, equal to the value of such unexercised Stock Options and Stock Appreciation Rights or such unvested Restricted Shares as of such date; (iii) solely with respect to Outstanding Stock Options, provide for the payment upon termination or cancellation of Outstanding Stock Options of an amount in cash or securities equal to the excess, if any, of the aggregate Fair Market Value of the Class B Common Stock subject to such Stock Options at the time of such termination or cancellation over the aggregate exercise price of such Stock Options; or
  (iv) advance the dates upon which all Outstanding Stock Options, Stock Appreciation Rights and Restricted Shares vest;

    (b) With respect to Phantom Shares granted pursuant to Article IV hereof, the Committee shall take one of the following actions, the choice of which being in its sole discretion, unless, in the case of any Participant, the Participant agrees otherwise: (i) cause the surviving entity or new owner, as the case may be, to agree to adopt the Plan and to maintain it, with respect to all Outstanding Phantom Shares under the Plan as of the date of the Reorganization Event, in accordance with the terms in effect as of the date of the Reorganization Event, and to

                                      A1-8
  agree to adopt the related Agreements and to continue in effect their respective terms as such terms were in effect as of the date of the Reorganization Event, except that (A) the Plan and related Agreements may be modified to utilize the stock of such surviving entity or new owner, in lieu of the Class B Common Stock, to measure the Value of the Phantom Shares, if equitable adjustments are made to reflect the relative values of such stock immediately prior to the occurrence of the Reorganization Event or (B) if the Class B Common Stock continues to be utilized to measure the Value of the Phantom Shares, equitable adjustments are to be made to reflect the relative values of such stock immediately prior to and following the Reorganization Event, if appropriate; or (ii) determine the Appreciation Value of the Phantom Shares by reference to the consideration to be paid for the Class B Common Stock in such Reorganization Event, and modify the Plan and the related Agreements, if appropriate, to provide that when and if the Participant is entitled to a payment under the provisions of the Plan and related Agreement (including, without limitation, the provisions regarding vesting, payment, limitation on payment and employment requirements) as they were in effect prior to the proposal of the Reorganization Event, such payment shall be computed on the basis of such Appreciation Value as so determined.

  Notwithstanding the provisions of Sections 5.1(a) and 5.1(b) above, in the event that the effect of the provisions contained therein should become a material impediment, either from a financial point of view or otherwise, to the consummation of a proposed Reorganization Event, the Committee may take such action as it deems equitable and appropriate to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred. Further, for the purposes of the first sentence of this Section 5.1, no event or series of events involving National Amusements, Inc., the Company or any of their respective subsidiaries or affiliates shall be deemed to be a Reorganization Event unless such event or series of events results in there being no class of equity securities of the Company which is publicly traded. Any action taken by the Committee may be made conditional upon the consummation of the applicable Reorganization Event. Further, in the event that a division or subsidiary of the Company is acquired by another corporation, person, or entity, the Company is reorganized, dissolved or liquidated, an event or series of events involving a corporate restructuring not described in the first sentence of this Section occurs, or the Board shall propose that the Company enter into any such transaction, event or series of events, then the Committee will take such action, if any, as it, in its sole discretion, deems equitable or appropriate to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred.

SECTION 5.2 DILUTION AND OTHER ADJUSTMENTS.

  In the event of a stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights (other than pursuant to the Plan) to purchase stock, recapitalization, combination, exchange or similar change affecting the Class B Common Stock, the Committee shall, in its discretion, make any or all of the following adjustments to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred: (i) adjust the number of shares of Class B Common Stock subject to any Stock Options or Stock Appreciation Rights or the number of Restricted Shares or Phantom Shares granted to each Participant, (ii) adjust the exercise price of the shares of Class B Common Stock subject to such Stock Options or Stock Appreciation Rights or the Initial Value of such Phantom Shares, and
(iii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Class B Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Class B Common Stock within the meaning of the Plan.

                                   ARTICLE VI

                                 MISCELLANEOUS

SECTION 6.1 NO RIGHTS TO GRANTS OR CONTINUED EMPLOYMENT.

  No employee shall have any claim or right to receive Grants under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its subsidiaries.


                                      A1-9

SECTION 6.2 RESTRICTION ON TRANSFER.

  The rights of a Participant with respect to Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares shall not be transferable by the Participant to whom such Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares are granted, otherwise than by will or the laws of descent and distribution.

SECTION 6.3 TAX WITHHOLDING.

  The Company or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's Beneficiary any Federal, state or local taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise of any Stock Option or Stock Appreciation Right, that a Participant pay an additional amount in cash equal to the amount of any Federal, state or local taxes owed by the Participant as a result of such exercise.

SECTION 6.4 STOCKHOLDER RIGHTS.

  No Grant under the Plan shall entitle a Participant or Beneficiary to any rights of a holder of shares of Class B Common Stock, except as provided in
Article III with respect to Restricted Shares or upon the delivery of share certificates to a Participant upon exercise of a Stock Option or upon the delivery of share certificates in settlement of a Stock Appreciation Right.

SECTION 6.5 NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES.

  The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 6.6 SOURCE OF PAYMENTS.

  The general funds of the Company shall be the sole source of cash settlements of Stock Appreciation Rights under the Plan and payments of Appreciation Value, and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION

  The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 under the Exchange Act shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of the Participant to whom a grant has been made, adversely affect the rights of such Participant in the Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares covered by such Grant. Unless previously terminated pursuant to this Article VII, the Plan shall terminate on the fifth anniversary of the Effective Date (as defined below), and no further Grants may be awarded hereunder after such date.


                                     A1-10

                                  ARTICLE VIII

                                 INTERPRETATION

SECTION 8.1 GOVERNMENTAL REGULATIONS.

  The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

SECTION 8.2 HEADINGS.

  The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

SECTION 8.3 GOVERNING LAW.

  The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   ARTICLE IX

                    EFFECTIVE DATE AND STOCKHOLDER APPROVAL

  The Plan shall be effective as of May 26, 1994 (the "Effective Date") and stockholder approval shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all Grants thereunder shall be void ab initio and of no effect. No Stock Option or Stock Appreciation Right shall be exercisable, no Restricted Share shall vest and no Appreciation Value shall be paid with respect to a Phantom Share until the date of such stockholder approval.


                                     A1-11

                                                                     EXHIBIT A-2

                                  VIACOM INC.

                    1989 LONG-TERM MANAGEMENT INCENTIVE PLAN
                (AS AMENDED AND RESTATED THROUGH APRIL 23, 1990
          AND AS FURTHER AMENDED AND RESTATED THROUGH APRIL 27, 1995)

                                   ARTICLE I

                                    GENERAL

SECTION 1.1 PURPOSE.

  The purpose of the Viacom Inc. 1989 Long-Term Management Incentive Plan (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by rewarding certain key employees of the Company and its subsidiaries for their contributions to the financial success of the Company and thereby motivate them to continue to make such contributions in the future.

SECTION 1.2 DEFINITIONS.

  As used in the Plan, the following terms shall have the following meanings:

  (a) "Agreement" shall mean the written agreement governing a Grant under the Plan, in a form approved by the Committee, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

  (b) "Appreciation Value" shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or termination date (in the event of a termination of employment as described in Section 2.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

  (c) "Beneficiary" or "Beneficiaries" shall mean the person(s) designated by the Participant pursuant to the provisions of the Agreement to receive payments pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by the Participant or if no Beneficiary is living at the time such a payment is due pursuant to such Agreement, payments shall be made to the estate of the Participant. The Agreement shall provide the Participant with the right to change the designated Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee in accordance with such rules as may be specified by the Committee. No such written designation shall be effective unless received by the Committee prior to the date of death of the Participant.

  (d) "Board" shall mean the Board of Directors of the Company.

  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

  (f) "Committee" shall mean the Compensation Committee of the Board (or such other Committee as may be appointed by the Board) except that (i) the number of directors on the Committee shall be not less than three and (ii) each member of the Committee shall be a "disinterested person", within the meaning of Rule 16b-3 of the Exchange Act.

  (g) "Common Stock" shall mean Voting Common Stock and the Non-Voting Common Stock.

  (h) "Date of Grant" shall mean the date of the Grant of the Phantom Shares, Stock Options, Stock Appreciation Rights and/or Restricted Shares as set forth in the applicable Agreement.

  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

                                      A2-1

  (j) "Fair Market Value" of a share of Common Stock on a given date shall be the closing price of a share of Voting Common Stock or Non-Voting Common Stock, as the case may be, on the American Stock Exchange or such other national securities exchange as may be designated by the Committee or, in the event that the applicable class of Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid price per share of such class of Common Stock on such automated quotation system or, in the event that such class of Common Stock is not quoted on any such system, the average of the closing bid prices per share of such class of Common Stock as furnished by a professional marketmaker making a market in such class of Common Stock designated by the Committee.

  (k) "Grant" shall mean a grant under the Plan which may consist of a grant of Phantom Shares, Stock Options, Stock Appreciation Rights or Restricted Shares or a combination of any of the above.

  (l) "Initial Value" shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine; provided, however, that in no event shall the Initial Value be less than 50% of the Value of the relevant Phantom Share as of the Date of Grant.

  (m) "Non-Voting Common Stock" shall mean the shares of Non-Voting Common Stock, par value $0.01 per share, of the Company.

  (n) "Outstanding Phantom Share" shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

  (o) "Outstanding Stock Option" shall mean a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired in accordance with its terms.

  (p) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.4 hereof and to whom an outstanding Grant has been made under the Plan.

  (q) "Permanent Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company or a subsidiary thereof for the Participant and in effect on the date of the Participant's termination of employment with the Company or any subsidiary thereof, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition in the applicable Agreement.

  (r) "Phantom Share" shall mean a contractual right granted to a Participant pursuant to Article II, to receive an amount equal to the Appreciation Value at such time, and subject to such terms and conditions, as are set forth in the Plan and the applicable Agreement.

  (s) "Restricted Share" shall mean a share of Voting Common Stock or Non-Voting Common Stock granted to a Participant pursuant to Article IV, which is subject to the restrictions set forth in Section 4.3 hereof, and subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement.

  (t) "Retirement" shall mean the resignation or termination of employment after attainment of an age required for payment of an immediate pension pursuant to the terms of any qualified retirement plan maintained by the Company or a subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion.

  (u) "Stock Appreciation Right" shall mean a contractual right granted to a Participant pursuant to Article III, to receive an amount determined in accordance with Section 3.5 of the Plan.

  (v) "Stock Option" shall mean a contractual right granted to a Participant pursuant to Article III, to purchase Common Stock (which may be Voting Common Stock, Non-Voting Common Stock or both) at such time and price, and subject to such other terms and conditions, as are set forth in the Plan and the applicable Agreement. Stock Options may be "Incentive Stock Options" within the meaning of Section 422A of the Code or "Nonqualified Stock Options" which do not meet the requirements of such Code section.

                                      A2-2

  (w) "Termination for Cause" shall mean a termination of employment with the Company or any of its subsidiaries which, as determined by the Committee, is by reason of (i) "cause" as such term or a similar term is defined in any employment agreement applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, (x) a failure or refusal by a Participant to substantially perform a material duty of such Participant's employment, (y) the commission by the Participant of a felony or the perpetration by the Participant of a dishonest act or common law fraud against the Company or any subsidiary thereof, or (z) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any subsidiary thereof.

  (x) "Termination of Employment" shall mean the termination of a Participant's employment with the Company or any of its subsidiaries.

  (y) "Valuation Date" shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 2.2(a) hereof.

  (z) The "Value" of a Phantom Share shall be determined by reference to the "average Fair Market Value" of a share of Voting Common Stock, Non-Voting Common Stock or combination thereof, as specified by the Committee and set forth in the applicable Agreement. The "average Fair Market Value" on a given date of a share of Voting Common Stock or Non-Voting Common Stock, as the case may be, shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a Grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the applicable class of Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period, and (ii) shall equal the number of days on which the applicable class of Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period.

  (aa) To "vest" a Phantom Share, Stock Option, Stock Appreciation Right or Restricted Share held by a Participant shall mean to render such Phantom Share, Stock Option, Stock Appreciation Right or Restricted Share nonforfeitable, except where, with respect to Phantom Shares, Stock Options and Stock Appreciation Rights, a Participant's employment ends because of a Termination for Cause.

  (bb) "Voting Common Stock" shall mean the shares of voting Common Stock, par value S0.01 per share, of the Company.

SECTION 1.3 ADMINISTRATION OF THE PLAN.

  The Plan shall be administered by the Committee which shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below and to determine the number of Phantom Shares, Stock Options, Stock Appreciation Rights or Restricted Shares (or combination thereof) to be granted to each Participant.

SECTION 1.4 ELIGIBLE PERSONS.

  Grants may be awarded only to key employees of the Company and its subsidiaries. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or a subsidiary of the Company for services performed as an employee of the Company or any of its subsidiaries.

SECTION 1.5 PHANTOM SHARES AND COMMON STOCK SUBJECT TO THE PLAN.

  The total aggregate number of (i) Phantom Shares that may be granted under the Plan and (ii) shares of Common Stock that may be distributed under the Plan (whether granted as Restricted Shares or reserved for distribution upon

                                      A2-3
grant of Stock Options or Stock Appreciation Rights) shall be 7,000,000, subject to adjustment pursuant to Section 5.2 hereof. The shares of Common Stock shall be made available from authorized but unissued Common Stock or from Common Stock issued and held in the treasury of the Company and may be either shares of Voting Common Stock or Non-Voting Common Stock, as shall be determined by the Committee. The delivery of shares of Common Stock upon exercise of a Stock Option or Stock Appreciation Right in any manner and the vesting of Restricted Shares or the payment of Appreciation Value with respect to Phantom Shares shall result in a decrease in the number of shares which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Option or Stock Appreciation Right is exercised or by the number of Restricted Shares which vest and the number of Phantom Shares for which such payment is made. Phantom Shares and Restricted Shares that are forfeited for any reason shall not be deemed granted for purposes of this
Section 1.5 and may thereafter be regranted under the Plan. Shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights expire, are cancelled without being exercised or are otherwise terminated may be regranted under the Plan. Any Phantom Share for which the Value is determined by reference to the combined Fair Market Values of a share of Voting Common Stock and a share of Non-Voting Common Stock shall be counted as two Phantom Shares for purposes of this Section 1.5.

SECTION 1.6 AGREEMENTS.

  Each Agreement (i) shall state the Date of Grant, the name of the Participant and the Participant's employing company, (ii) shall specify the terms of the Grant, (iii) shall be signed by the Participant and a person designated by the Committee, (iv) shall incorporate the Plan by reference and (v) shall be delivered to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable.

                                   ARTICLE II

                    PROVISIONS APPLICABLE TO PHANTOM SHARES

SECTION 2.1 GRANTS OF PHANTOM SHARES.

  The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Voting Common Stock, Non-Voting Common Stock or combination thereof (as determined by the Committee), on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 2.3 hereof) for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 2.4 hereof) for such Phantom Shares.

SECTION 2.2 APPRECIATION VALUE.

  (a) Valuation Dates; Measurement of Appreciation Value. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date. Unless otherwise determined by the Committee, each Valuation Date shall be December 15 and no Valuation Date shall occur later than the year in which the eighth (8th) anniversary of the Date of Grant occurs.

  (b) Payment of Appreciation Value. Except as otherwise provided in Section
2.5 hereof, and subject to the limitation contained in Section 2.4 hereof, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash in a lump sum as soon as practicable following the Valuation Date applicable to such Phantom Share.


                                      A2-4

SECTION 2.3 VESTING.

  The Committee may, in its discretion, provide in the Agreement that Phantom Shares granted thereunder shall vest (subject to such terms and conditions as the Committee may provide in the Agreement) over such period of time, not in excess of five years from the Date of Grant, as may be specified in a vesting schedule contained therein.

SECTION 2.4 LIMITATION ON PAYMENT.

  The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

SECTION 2.5 EMPLOYMENT REQUIREMENT.

  (a) Death, Retirement, Permanent Disability, Voluntary Termination or Termination by the Company Other Than for Cause. If the employment of a Participant terminates before the occurrence of one or more Valuation Dates applicable to the Participant's Outstanding Phantom Shares for reason of such Participant's death Retirement or Permanent Disability, voluntary termination by the Participant or termination by the Company or any of its subsidiaries other than for Cause, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant's rights are vested as of the termination date shall be the lesser of (i) the Appreciation Value of such Phantom Share calculated as of such date of termination or (ii) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant or the Participant's Beneficiary following the originally scheduled Valuation Date applicable thereto in accordance with
Section 2.2(b) hereof. Upon a termination described in this Section 2.5(a), all rights with respect to Phantom Shares that are not vested as of such termination date will be relinquished.

  (b) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested. and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

                                  ARTICLE III

                     PROVISIONS APPLICABLE TO STOCK OPTIONS

SECTION 3.1 GRANTS OF STOCK OPTIONS.

  The Committee may from time to time grant to eligible employees Stock Options to purchase Common Stock on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan. as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Stock Options shall specify the number of Stock Options granted, whether the shares of Common Stock subject to the Option shall be shares of Voting Common Stock, Non-Voting Common Stock or a combination thereof, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Nonqualified Stock Options and the period during which such Stock Options may be exercised.

SECTION 3.2 EXERCISE PRICE.

  The Committee shall establish the per share exercise price at the time any Stock Option is granted at such amount as the Committee shall determine, except that such exercise price shall not be less than 50% of the Fair Market Value of a share of the class of Common Stock subject to the Option on the Date of Grant and that, with respect to an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value of a share of the class of Common Stock on the Date of Grant. The exercise price will be subject to adjustment in accordance with the provisions of Article 5.2 of the Plan.


                                      A2-5

SECTION 3.3 EXERCISE OF STOCK OPTIONS.

  (a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein. A Participant shall vest in Stock Options over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement. The Committee may, however, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

  (b) Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised; provided, however, that anything in the Plan or in the applicable Agreement to the contrary notwithstanding:

    (i) Earliest Exercise Date. No Stock Option granted under the Plan shall be exercisable until six months after the Date of Grant thereof.

    (ii) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

    (iii) Registration Restrictions. A Stock Option shall not be exercisable, no transfer of shares of Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Common Stock subject to such Stock Option, and the shares of Common Stock subject to such Stock Option have been duly qualified under applicable Federal or state securities or blue sky laws or (B) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock subject to such Stock Option under any Federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

  (c) Exercise in the Event of Termination of Employment.

    (i) Termination other than for Cause. No Stock Option will be exercisable after the Participant ceases to be an employee of the Company or any of its subsidiaries except that (A) if such employment terminates by reason of such Participant's Retirement, voluntary termination by the Participant or termination by the Company or any of its subsidiaries other than for Cause, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of three months after the date of such termination (or such longer period, not in excess of the longer of six months after the date of such termination or Retirement or the second anniversary of the Date of Grant of such Stock Options, as may be determined by the Committee, in its discretion) or the expiration of such Stock Options, (B) if a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the earlier of one year after such death (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such one-year period) or the expiration of such Stock Options, and (C) if such employment terminates by reason of Permanent Disability, the Participant may exercise his Outstanding Stock Options to the extent exercisable upon his last day of employment until the earlier of one year after such termination of employment (or such longer period not in excess of two years after such date as may be determined by the Committee, in its discretion) or the expiration of such Stock Options. Upon a termination described in clauses
  (A), (B) or (C) of this Section 3.3(c)(i), all rights with respect to Stock Options that are not vested as of such termination date will be relinquished.

    (ii) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, then unless the Committee, in its discretion, determines otherwise, all Outstanding Stock Options whether or not then vested, shall terminate effective as of the date of such termination.

                                      A2-6

    (iii) Maximum Exercise Period. Anything in this Section 3.3 to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

SECTION 3.4 PAYMENT OF PURCHASE PRICE UPON EXERCISE.

  Every share purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash or, unless the Agreement covering such Stock Option expressly provides to the contrary or the Committee, in its discretion, determines otherwise, in shares of Voting Common Stock, Non-Voting Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Common Stock or such other securities.

SECTION 3.5 STOCK APPRECIATION RIGHTS.

  The Committee may grant! Stock Appreciation Rights only in tandem with a Stock Option, either at the time of Grant or by amendment at any time prior to the exercise, expiration or termination of such Stock Option. Each Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right shall entitle the holder to surrender to the Company the related Stock Option unexercised and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Voting Common Stock and/or Non-Voting Common Stock subject to such Stock Option, determined as of the day preceding the surrender of such Stock Option, over the Stock Option aggregate exercise price. Such amount shall be paid in cash or, in the discretion of the Committee, in shares of Voting Common Stock, NonVoting Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares or such other securities.

                                   ARTICLE IV

                   PROVISIONS APPLICABLE TO RESTRICTED SHARES

SECTION 4.1 GRANTS OF RESTRICTED SHARES.

  The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Restricted Shares shall specify the number of Restricted Shares granted and the vesting schedule (as provided for in Section 4.2 hereof) for such Restricted Shares.

SECTION 4.2 VESTING.

  The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time and the increments in which a Participant shall vest in the Grant of Restricted Shares; provided, however, that no such Restricted Share shall vest until six! months after the Date of Grant thereof.

SECTION 4.3 RIGHTS AND RESTRICTIONS GOVERNING RESTRICTED SHARES.

  As of the Date of Grant of Restricted Shares, one or more certificates representing the appropriate number of shares of Common Stock granted to a Participant shall be registered in his name but shall be held by the Company for the account of the Participant. The Participant shall have all rights of a holder as to such shares of Common Stock, including the right to receive dividends and to vote (to the extent applicable) such shares of Common Stock, subject to the following restrictions: (a) the Participant shall not be entitled to delivery of certificates representing such shares of Common Stock until such shares have vested; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (c) except as otherwise provided in Section 4.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant's termination of employment with the Company for any reason.


                                      A2-7

SECTION 4.4 ADJUSTMENT WITH RESPECT TO RESTRICTED SHARES.

  Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest.

SECTION 4.5 DELIVERY OF RESTRICTED SHARES.

  On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares and one or more stock certificates for the appropriate number of shares of Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable Federal or state securities laws.

SECTION 4.6 TERMINATION OF EMPLOYMENT.

  If the employment of a Participant terminates for any reason (Participant's death Retirement or Permanent Disability, voluntary termination by the Participant. termination by the Company or any of its subsidiaries other than for Cause or termination by the Company or any of its subsidiaries for Cause) prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of termination, unless, in the case of a termination other than a termination by the Company or its subsidiaries for Cause, the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant's unvested Restricted Shares shall vest as of the date of such termination, in which case certificates representing such shares shall be delivered, in accordance with Section 4.5 above, to the Participant or, in the case of death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

                                   ARTICLE V

           EFFECT OF CERTAIN CORPORATE CHANGES AND CHANGES IN CONTROL

SECTION 5.1 EFFECT OF REORGANIZATION.

  In the event that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of more than fifty percent (50%) of the issued and outstanding equity securities of the Company (for purposes of this Section 5.1, the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange Act),
(iii) all or substantially all of the assets of the Company are acquired by another corporation, person or entity (each such event in (i), (ii) or (iii) or any other similar event or series of events which results in an event described in (i), (ii) or (iii), being hereinafter referred to as a "Reorganization Event") or (iv) the Board shall propose that the Company enter into a Reorganization Event, then the following shall apply:

  (a) With respect to Phantom Shares granted pursuant to Article II hereof, the Committee shall take one of the following actions, the choice of which being in its sole discretion, unless, in the case of any Participant, the Participant agrees otherwise: (i) cause the surviving entity or new owner, as the case may be, to agree to adopt the Plan and to maintain it, with respect to all Outstanding Phantom Shares under the Plan as of the date of the Reorganization Event, in accordance with the terms in effect as of the date of the Reorganization Event, and to agree to adopt the related Agreements and to continue in effect their respective terms as such terms were in effect as of the date of the Reorganization Event, except that (A) the Plan and related Agreements may be modified to utilize the stock of such surviving entity or new owner, in lieu of the Voting Common Stock or Non-Voting Common Stock (or combination thereof), to measure the Value of the Phantom Shares, if equitable adjustments are made to reflect the relative values of such stock immediately prior to the occurrence of the Reorganization Event or (B) if the Voting Common Stock or Non-Voting Common Stock (or combination thereof) continues to be utilized to measure the Value of the Phantom Shares, equitable adjustments are to be made to reflect the relative values of such stock immediately prior to and following the Reorganization Event, if appropriate; or (ii) determine the Appreciation Value of the Phantom Shares by reference to the consideration to be paid for the Voting Common Stock or Non-Voting Common Stock, as the case may be, in such Reorganization Event, and modify the Plan and the related Agreements, if appropriate, to provide that when and if

                                      A2-8
the Participant is entitled to a payment under the provisions of the Plan and related Agreement (including, without limitation, the provisions regarding vesting, payment, limitation on payment and employment requirements) as they were in effect prior to the proposal of the Reorganization Event, such payment shall be computed on the basis of such Appreciation Value as so determined;

  (b) with respect to Stock Options and Stock Appreciation Rights granted pursuant to Article III hereof and with respect to Restricted Shares granted pursuant to Article IV hereof, the Committee shall take one of the following actions, the choice of which being in its sole discretion, unless, in the case of any Participant, the Participant agrees otherwise: (i) cause the surviving entity or new owner, as the case may be, to agree to adopt the Plan and maintain it, with respect to all Outstanding Stock Options, Stock Appreciation Rights and Restricted Shares, in accordance with the terms in effect as of the date of the Reorganization Event, and to agree to adopt the related Agreements and to continue in effect their respective terms as such terms were in effect as of the date of the Reorganization Event, except that equitable adjustments shall be made, if appropriate, to reflect the relative values of the Voting Common Stock or Non-Voting Common Stock (or combination thereof) immediately prior to and following the occurrence of the Reorganization Event; (ii) cause the surviving entity or new owner, as the case may be, to grant new stock options and stock appreciation rights, if applicable (the "Substitute Options"), in substitution for the unexercised Stock Options and Stock Appreciation Rights as of the date of the Reorganization Event or to award new restricted shares (the "New Restricted Shares") in substitution for the unvested Restricted Shares, as of the date of the Reorganization Event; provided, however, that such Substitute Options or such New Restricted Shares, as the case may be, shall have a value, as of the date of such Reorganization Event, equal to the value of such unexercised Stock Options and Stock Appreciation Rights or such unvested Restricted Shares as of such date; (iii) solely with respect to Outstanding Stock Options, provide for the payment upon termination or cancellation of Outstanding Stock Options of an amount in cash or securities equal to the excess, if any, of the aggregate Fair Market Value of the Voting Common Stock or Non-Voting Common Stock (or combination thereof) subject to such Stock Options at the time of such termination or cancellation over the aggregate exercise price of such Stock Options; or (iv) advance the dates upon which all Outstanding Stock Options, Stock Appreciation Rights and Restricted Shares vest.

  Notwithstanding the provisions of Sections 5.1(a) and 5.1(b) above, in the event that the effect of the provisions contained therein should become a material impediment, either from a financial point of view or otherwise, to the consummation of a proposed Reorganization Event, the Committee may take such action as it deems equitable and appropriate to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred. Further, for the purposes of the first sentence of this Section 5.1, no event or series of events involving National Amusements, Inc., the Company or any of their respective subsidiaries or affiliates shall be deemed to be a Reorganization Event unless such event or series or events results in there being no class of equity securities of the Company which is publicly traded. Any action taken by the Committee may be made conditional upon the consummation of the applicable Reorganization Event. Further, in the event that a division or subsidiary of the Company is acquired by another corporation, person, or entity, the Company is reorganized, dissolved or liquidated, an event or series of events involving a corporate restructuring not described in the first sentence of this Section occurs, or the Board shall propose that the Company enter into any such transaction, event or series of events, then the Committee will take such action as it, in its sole discretion, deems equitable or appropriate to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred.

SECTION 5.2 DILUTION AND OTHER ADJUSTMENTS.

  In the event of a stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights (other than pursuant to the Plan) to purchase stock, recapitalization, combination, exchange or similar change affecting the Voting Common Stock or Non-Voting Common Stock, as the case may be, the Committee shall, in its discretion, make any or all of the following adjustments to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred: (i) adjust the number of Phantom Shares, Restricted Shares or shares of Voting Common Stock or Non-Voting Common Stock, as the case may be, subject to any Stock Options or Stock Appreciation Rights granted to each Participant, (ii) adjust the Initial Value of such Phantom Shares, or the exercise price of the shares of Voting Common Stock or Non-Voting Common Stock, as the case may be, subject to such Stock Options or Stock Appreciation Rights, and (iii) make

                                      A2-9
any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Voting Common Stock or Non-Voting Common Stock, as the case may be, which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Voting Common Stock or NonVoting Common Stock, as the case may be, within the meaning of the Plan.

                                   ARTICLE VI

                                 MISCELLANEOUS

SECTION 6.1 NO RIGHTS TO GRANTS OR CONTINUED EMPLOYMENT.

  No employee shall have any claim or right to receive Grants under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its subsidiaries.

SECTION 6.2 RESTRICTION ON TRANSFER.

  The rights of a Participant with respect to Phantom Shares, Stock Options, Stock Appreciation Rights or Restricted Shares shall not be transferable by the Participant to whom such Phantom Shares, Stock Options, Stock Appreciation Rights or Restricted Shares are granted, otherwise than by will or the laws of descent and distribution.

SECTION 6.3 TAX WITHHOLDING.

  The Company or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's Beneficiary any Federal, state or local taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise of any Stock Option or Stock Appreciation Right, that a Participant pay an additional amount in cash equal to the amount of any Federal, state or local taxes owed by the Participant as a result of such exercise.

SECTION 6.4 STOCKHOLDER RIGHTS.

  No Grant under the Plan shall entitle a Participant or Beneficiary to any rights of a holder of shares of Common Stock, except as provided in Article IV with respect to Restricted Shares or upon the delivery of share certificates to a Participant upon exercise of a Stock Option or upon the delivery of share certificates in settlement of a Stock Appreciation Right.

SECTION 6.5 NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES.

  The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 6.6 SOURCE OF PAYMENTS.

  The general funds of the Company shall be the sole source of payments of Appreciation Value and cash settlements of Stock Appreciation Rights under the Plan, and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

                                     A2-10

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION

  The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 of the Exchange Act shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of the Participant to whom a Grant has been made, adversely affect the rights of such Participant in the Phantom Shares, Stock Options, Stock Appreciation Rights or Restricted Shares covered by such Grant. Unless previously terminated pursuant to this Article VII, the Plan shall terminate on the fifth anniversary of the Effective Date (as defined below), and no further Grants may be awarded hereunder after such date.

                                  ARTICLE VIII

                                 INTERPRETATION

SECTION 8.1 GOVERNMENTAL REGULATIONS.

  The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

SECTION 8.2 HEADINGS.

  The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

SECTION 8.3 GOVERNING LAW.

  The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   ARTICLE IX

                    EFFECTIVE DATE AND STOCKHOLDER APPROVAL

  The Plan shall be effective as of August 1,1989 (the "Effective Date") and stockholder approval shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all Grants thereunder shall be void ab initio and of no effect. No Stock Option or Stock Appreciation Right shall be exercisable, no Restricted Share shall vest and no Appreciation Value shall be paid with respect to a Phantom Share until the date of such stockholder approval.


                                     A2-11

                                                                       EXHIBIT B

                                  VIACOM INC.

                             1994 STOCK OPTION PLAN
                             FOR OUTSIDE DIRECTORS

                                   ARTICLE I

                                    GENERAL

SECTION 1.1 PURPOSE.

  The purpose of the Viacom Inc. 1994 Stock Option Plan for Outside Directors (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its affiliates by obtaining and retaining the services of qualified persons who are not employees of the Company or its affiliates to serve as directors and to induce them to make a maximum contribution to the success of the Company and its affiliates.

SECTION 1.2 DEFINITIONS.

  As used in the Plan, the following terms shall have the following meanings:

  (a) "Board" shall mean the Board of Directors of the Company.

  (b) "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.01 per share, of the Company.

  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

  (d) "Date of Grant" shall mean November 8, 1994, and each succeeding August 1, commencing with August 1, 1995.

  (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

  (f) "Effective Date" of the Plan shall be November 8, 1994.

  (g) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the average closing price of a share of Class B Common Stock on the American Stock Exchange or such other national securities exchange as may be designated by the Board or, in the event that the Class B Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid price per share of Class B Common Stock on such automated quotation system or, in the event that the Class B Common Stock is not quoted on any such system, the average of the closing bid prices per share of Class B Common Stock as furnished by a professional marketmaker making a market in the Class B Common Stock designated by the Board.

  (h) "Grant" shall mean a grant of Stock Options under the Plan.

  (i) "LTMIP" shall mean the Company's 1994 Long-Term Management Incentive Plan and/or any successor to such Plan, as applicable.

  (j) "Non-Qualified Stock Options" shall mean Stock Options which do not meet the requirements of Section 422 of the Code.

  (k) "Outside Director" shall mean any member of the Board of Directors of the Company who is not an employee of the Company, Viacom International Inc., National Amusements, Inc. or any of their respective affiliates. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or an affiliate of the Company for services performed as an employee of the Company or any of its affiliates.

  (l) "Outstanding Stock Option" shall mean a Stock Option granted to an Outside Director which has not yet been exercised and which has not yet expired in accordance with its terms.

  (m) "Stock Option" shall mean a contractual right granted to an Outside Director under the Plan to purchase a share of Class B Common Stock at such time and price, and subject to the terms and conditions, as are set forth in the Plan.

  (n) To "vest" a Stock Option held by an Outside Director shall mean to render such Stock Option nonforfeitable.

SECTION 1.3 ADMINISTRATION OF THE PLAN.

  The Plan shall be administered by the members of the Board who are not Outside Directors. All questions of interpretation, administration and application of the Plan shall be determined by the Board. The Board may authorize any officer of the Company to execute and deliver a stock option certificate on behalf of the Company to an Outside Director.

SECTION 1.4 CLASS B COMMON STOCK SUBJECT TO THE PLAN.

  The total number of shares of Class B Common Stock that shall be reserved for distribution upon grant of Stock Options under the Plan shall be 200,000, subject to adjustment pursuant to Section 4.2 hereof. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company, as shall be determined by the Board. Exercise of Stock Options in any manner shall result in a decrease in the number of shares of Class B Common Stock which thereafter may be issued for purposes of this Section 1.4, by the number of shares as to which the Stock Options are exercised. Shares of Class B Common Stock with respect to which Stock Options expire, are cancelled without being exercised or are otherwise terminated, may be regranted under the Plan.

                                   ARTICLE II

                            GRANTS OF STOCK OPTIONS

  Each person who is an Outside Director on the Effective Date shall be granted an award of Non-Qualified Stock Options to purchase 1,500 shares of Class B Common Stock at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on such date (the "Date of Grant" of such Stock Options), on the terms and conditions set forth in the Plan. In addition, in recognition of their long years of dedicated service to the Company as Outside Directors and their role in helping to steer the Company through its spectacular growth and development, each person who is an Outside Director on the Effective Date and who was an Outside Director in July 1987 shall be granted an award of Non-Qualified Stock Options to purchase 10,000 shares of Class B Common Stock at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Effective Date (the "Date of Grant" of such Stock Options"), on the terms and conditions set forth in the Plan. Thereafter, on August 1, 1995 and each of the second through ninth anniversaries thereof, each person who is an Outside Director on such date shall be granted an additional award of Non-Qualified Stock Options to purchase 1,500 shares of Class B Common Stock, effective as of such date (the "Date of Grant" of such Stock Options), at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Date of Grant, on the terms and conditions set forth in the Plan. The exercise price of the Stock Options granted under the Plan shall be subject to adjustment in accordance with the provisions of Section 4.2 of the Plan. The terms and conditions of a Grant of Stock Options shall be set forth in an option certificate which shall be delivered to the Outside Director reasonably promptly following the Date of Grant of such Stock Options.

                                  ARTICLE III

                     TERMS AND CONDITIONS OF STOCK OPTIONS

SECTION 3.1 EXERCISE OF STOCK OPTIONS.

  (a) Exercisability. Stock Options shall be exercisable only to the extent the Outside Director is vested therein. Each Grant of Stock Options under the Plan shall vest on the first anniversary of the Date of Grant of such Stock Options.

  (b) Option Period.

    (i) Earliest Exercise Date. No Stock Option granted under the Plan shall be exercisable until six months after the Date of Grant thereof.

    (ii) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

    (iii) Registration Restrictions. Any attempt to exercise a Stock Option or to transfer any share issued upon exercise of a Stock Option by any Outside Director shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable Federal or state securities or blue sky laws or (B) the Board, in its sole discretion, determines, or the Outside Director, upon the request of the Board, provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of any exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock under any Federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

  (c) Exercise in the Event of Termination of Services.

    (i) Termination other than for Death or Permanent Disability. If the services of an Outside Director as a Director of the Company terminate for any reason other than for death or permanent disability, the Outside Director may exercise any Outstanding Stock Options only within one year after the termination date, but only to the extent such Outstanding Stock Options were vested on the date of such Outside Director's termination. Upon a termination described in this Section 3.1(c)(i), the Outside Director shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

    (ii) Death. If an Outside Director dies within a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised only within one year after his death, but only to the extent such Outstanding Stock Options were vested on the date of death, by any person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution. All rights with respect to Outstanding Stock Options that are not vested on the date of death will be relinquished.

    (iii) Permanent Disability. If the services of an Outside Director as a Director of the Company terminate by reason of permanent disability, he may exercise his Outstanding Stock Options only within one year after the termination of his services, but only to the extent such Outstanding Stock Options were vested when his services terminated. Upon a termination described in this Section 3.1(c)(iii), the Outside Director shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

SECTION 3.2 PAYMENT OF PURCHASE PRICE UPON EXERCISE.

  Every share of Class B Common Stock purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash (e.g. personal bank check, certified check or official bank check).

                                   ARTICLE IV

                    EFFECT OF CERTAIN CORPORATE CHANGES AND
                               CHANGES IN CONTROL

SECTION 4.1 EFFECT OF REORGANIZATION.

  In the event that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of more than fifty percent (50%) of the issued and outstanding voting equity securities of the Company (for purposes of this Section 4.1, the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange Act), (iii) all or substantially all of the assets of the Company are acquired by another corporation, person or entity (each such event in (i), (ii) or (iii) or any other similar event or series of events which results in an event described in (i), (ii) or (iii), being hereinafter referred to as a "Reorganization Event") or (iv) the Board shall propose that the Company enter into a Reorganization Event, then all the Outstanding Stock Options under the Plan shall be immediately exercisable as of the date of such Reorganization Event. For the purposes of this Section 4.1, no event or series of events involving National Amusements, Inc., the Company or any of their affiliates shall be deemed to be a Reorganization Event unless such event or series or events results in there being no class of equity securities of the Company (or the successor of the Company) which is publicly traded.

SECTION 4.2 DILUTION AND OTHER ADJUSTMENTS.

  In the event of a stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights (other than pursuant to the Plan) to purchase stock, recapitalization, combination, exchange or similar change affecting the Class B Common Stock, as the case may be, in order to provide each Outside Director with a benefit equivalent to that which he would have been entitled had such event not occurred, the Outstanding Stock Options under the Plan shall be adjusted in the same manner as the Outstanding Stock Options (as such term is defined in the LTMIP) under the LTMIP shall be adjusted. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Class B Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Class B Common Stock within the meaning of the Plan.

                                   ARTICLE V

                                 MISCELLANEOUS

SECTION 5.1 RESTRICTION ON TRANSFER.

  Except to the extent permitted by the rules under Section 16b-3 of the Exchange Act, the rights of an Outside Director with respect to Stock Options shall not be transferable by the Outside Director to whom such Stock Options are granted, otherwise than by will or the laws of descent and distribution.

SECTION 5.2 STOCKHOLDER RIGHTS.

  No Grant of Stock Options under the Plan shall entitle an Outside Director to any rights of a holder of shares of Class B Common Stock, except upon the delivery of share certificates to an Outside Director upon exercise of a Stock Option.

SECTION 5.3 NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES.

  The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 5.4 NO RIGHT TO REELECTION.

  Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

                                   ARTICLE VI

                           AMENDMENT AND TERMINATION

  The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that in no event may the provisions of the Plan respecting eligibility to participate or the timing or amount of grants be amended more frequently than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations thereunder; and provided, further, that any amendment which under the requirements of applicable law must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law; and provided, further, that any amendment that must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3(c)(2)(ii) under the Exchange Act shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of an Outside Director to whom a Grant has been made, adversely affect the rights of such Director in the Stock Options covered by such Grant. Unless previously terminated pursuant to this Article VI, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further Grants may be awarded hereunder after such date.

                                  ARTICLE VII

                                 INTERPRETATION

SECTION 7.1 GOVERNMENTAL REGULATIONS.

  The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

SECTION 7.2 HEADINGS.

  The headings of sections and subsections herein are included solely for the convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

SECTION 7.3 GOVERNING LAW.

  The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                  ARTICLE VIII

                    EFFECTIVE DATE AND STOCKHOLDER APPROVAL

  The Effective Date of the Plan shall be November 8, 1994 and stockholder approval shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all Grants hereunder shall be void ab initio and of no effect. No Stock Option shall be exercisable until the date of such stockholder approval.

P R O X Y

                                  VIACOM INC.
                                 1515 BROADWAY
                            NEW YORK, NEW YORK 10036

                           ANNUAL MEETING PROXY CARD

  The undersigned hereby appoints FRANK J. BIONDI, JR. and PHILIPPE P. DAUMAN, and each of them, as proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Class A Common Stock of Viacom Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at Alice Tully Hall, Lincoln Center, 65th Street and Broadway, New York, New York on Thursday, May 25, 1995 at 9:30 a.m., and at any adjournments or postponements thereof, upon the matters set forth on the reverse side as more fully described in the Notice of 1995 Annual Meeting and Proxy Statement.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIACOM INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

  YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

  THE PROXIES ARE DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE HEREOF AND IN THEIR DISCRETION ON ALL OTHER MATTERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1), (2), (3) AND (4). UNLESS OTHERWISE SPECIFIED, THE VOTE REPRESENTED BY THIS PROXY WILL BE CAST FOR PROPOSALS (1), (2), (3) AND (4).

                                      VIACOM INC.
                                      P.O. Box 11800
                                      New York, N.Y. 10203-0800


                    (Continued, and to be signed and dated on the reverse side.)

        [__]
1. Election of Directors

For [X] Withheld [X] Exceptions* [X]

Nominees: George S. Abrams, Steven R. Berrard, Frank J. Biondi, Jr., Philippe
P. Dauman, William C. Ferguson, H. Wayne Huizenga, George D. Johnson, Jr., Ken Miller, Brent D. Redstone, Shari Redstone, Sumner M. Redstone, Frederic V. Salerno, William Schwartz

*Exceptions ....................................................................

................................................................................
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write name(s) of such nominee(s) in the space provided.

2. Amendments to the Viacom Inc. 1989 and 1994 Long-Term Management Incentive Plans.

For [X] Against [X] Abstain [X]

3. Viacom Inc. 1994 Stock Option Plan for Outside Directors.

For [X] Against [X] Abstain [X]

4. Appointment of Price Waterhouse LLP as independent accountants of Viacom Inc. for 1995.

For [X] Against [X] Abstain [X]

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK THIS BOX AND AN ADMISSION TICKET WILL BE SENT TO YOU. [X]

Change of Address or Comments, Mark Here [X]

Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED ___________________________________________________________________ , 1995

SIGNED _________________________________________________________________________

________________________________________________________________________________

- - --------------------------------------------------------------------------------
VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK [X]

                                  VIACOM INC.
                                 1515 BROADWAY
                            NEW YORK, NEW YORK 10036

                       ANNUAL MEETING TICKET REQUEST FORM

  The Annual Meeting of Stockholders of Viacom Inc. will be held at Alice Tully Hall, Lincoln Center, 65th Street and Broadway, New York, New York on Thursday, May 25, 1995 at 9:30 a.m.

  Only holders of shares of Viacom Inc. Class A Common Stock of record at the close of business on April 3, 1995 are entitled to vote at the Annual Meeting or any adjournment thereof; however, holders of Viacom Inc. Class B Common Stock are invited to attend the Annual Meeting.

  If you plan to attend the Annual Meeting in person and hold registered shares of Viacom Inc. Class B Common Stock, you should mark the box and return this card in the enclosed envelope and an admission ticket will be sent to you.

                                              I PLAN TO ATTEND THE
                                              ANNUAL MEETING [_]


                                              Please sign exactly as name(s)
                                              appear hereon. When shares are
                                              held by joint tenants, both
                                              should sign. When signing as
                                              attorney, executor,
                                              administrator, trustee or
                                              guardian, please give full title
                                              as such. If a corporation,
                                              please sign in full corporate
                                              name by President or other
                                              authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.
                                              DATED ____________________ , 1995
                                              SIGNED __________________________
                                              _________________________________